UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement

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BioScrip, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 8, 2014

To the Stockholders of BioScrip, Inc.:

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of BioScrip, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591 on Thursday, May 8, 2014 at 9:30 a.m., local time, for the following purposes:

1.     To elect ten directors named in the accompanying proxy statement, each to hold office for a term of one year or until their respective successors have been duly elected and qualified.

2.     To hold a non-binding advisory vote to approve executive compensation.

3.     To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

4.     To approve amendments to the BioScrip, Inc. 2008 Equity Incentive Plan.

5.     To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 19, 2014 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following the instructions on the enclosed proxy card. If you send in your proxy card, vote by telephone or via the Internet and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable as set forth in the Proxy Statement.

By order of the Board of Directors,

Kimberlee C. Seah, Secretary

Elmsford, New York

March 31, 2014

Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on May 8, 2014: This Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 are also available at www.proxyvote.com.

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BIOSCRIP, INC.

100 Clearbrook Road

Elmsford, New York 10523

(914) 460–1600

PROXY STATEMENT

Meeting Time and Date

This Proxy Statement is being furnished to the stockholders of BioScrip, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies in the enclosed form for use in voting at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 8, 2014 at 9:30 a.m., local time, at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591 and at any adjournments or postponements thereof. The shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed and made available electronically to stockholders on or about March 31, 2014. This Proxy Statement identifies the proposals on which you are being asked to vote at the Annual Meeting, provides information that you may find useful in determining how to vote on each proposal and describes voting procedures.

Record Date and Shares Outstanding

The close of business on March 19, 2014 (the “Record Date”) has been fixed as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 68,191,587 shares of Common Stock outstanding.

Board Recommendations

The Board recommends that you vote your shares as follows:

•	FOR the election of the ten nominees for director named in Proposal 1, each to hold office for a term of one year or until their respective successors have been duly elected and qualified;

•	FOR the non-binding advisory approval of executive compensation as set forth in Proposal 2;

•	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as set forth in Proposal 3; and

•	FOR the approval of the proposed amendments to the BioScrip, Inc. 2008 Equity Incentive Plan (as amended and restated, the “2008 Plan”) as set forth in Proposal 4.

Voting Information

Each stockholder entitled to vote at the Annual Meeting may cast one vote in person or by proxy for each share of Common Stock held by such stockholder. To vote in person, a stockholder should attend the Annual Meeting with a completed proxy or, alternatively, the Company will give you a ballot to complete upon arrival at the Annual Meeting. To vote by mail using a proxy card, a stockholder should mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. To vote by telephone, dial toll-free (800) 690-6903 and follow the recorded instructions. To vote via the Internet, a stockholder must go to www.proxyvote.com and complete an electronic proxy card. When voting over the telephone or via the Internet, a stockholder will be asked to provide the company number and account number contained on the enclosed proxy card.

“Street Name” and Broker Non-Votes

If you hold shares through a brokerage firm, bank, dealer, or other nominee, then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as “non-routine” matters.

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All of the matters scheduled to be voted on at the Annual Meeting are likely to be considered “non-routine,” except for the proposal to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 3). If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the items other than Proposal 3. If you hold shares in street name, therefore, it is particularly important that you instruct your brokers how you wish to vote your shares.

Quorum Requirements

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, who will also determine whether or not a quorum is present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining whether a quorum exists. Broker “non-votes” are counted as present solely for purposes of determining whether a quorum exists. If the stockholders present in person or by proxy at the Annual Meeting constitute holders of less than a majority of the shares entitled to vote, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Votes Required

Proposal 1: Election of Directors

The ten nominees receiving the greatest number of affirmative votes duly cast at the Annual Meeting will be elected to the Board, assuming a quorum is represented at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees. Votes to withhold and broker non-votes will not affect the outcome of the vote on Proposal 1.

Proposal 2: Non-Binding Advisory Approval of Executive Compensation

The affirmative vote of the holders of a majority of the shares of Common Stock having voting power represented in person or by proxy and entitled to vote on the matter will constitute the stockholders’ non-binding approval with respect to executive compensation. Although the results will not be binding on the Board’s Management Development and Compensation Committee (the “Compensation Committee”), the Board will consider the results of the stockholder vote when making future decisions regarding executive compensation. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 2. Broker non-votes will not be deemed represented at the Annual Meeting for purposes of voting on Proposal No. 2 and, therefore, will have no effect on Proposal No. 2. Such shares will, however, be counted for quorum purposes.

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Approval of the ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 3. Broker non-votes will not affect the outcome of the vote on Proposal 3 because it will likely be deemed a “routine” matter upon which brokers may vote without specific direction from holders of shares in “street name.”

Proposal 4: Approval of the Amendments to the 2008 Plan

This proposal requires (i) the affirmative vote of the holders of a majority of the shares of Common Stock having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting, and (ii) the affirmative vote of a majority of the total votes cast on Proposal 4 at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 4. Broker non-votes will not be deemed represented at the Annual Meeting for purposes of voting on Proposal No. 4 and, therefore, will have no effect on Proposal No. 4. Such shares will, however, be counted for quorum purposes.

Proxies in the enclosed form that are properly executed, duly returned to the Company and not revoked, or proxies that are submitted by telephone or via the Internet and not revoked, will be voted in accordance with the instructions contained therein. If, as a stockholder of record, you do not specify how your shares are to be voted, the proxies will vote your shares FOR each of the nominees identified in Proposal 1 and FOR Proposals 2, 3 and 4. No proposal is currently expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting. If any other proposals are properly brought before the Annual Meeting for action, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the enclosed proxy card. It is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment on any such matter.

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Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail, and the Company will bear all associated costs of the solicitation process. These costs include the expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of Common Stock. The Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations.

Revocation of Proxies

The presence of a stockholder at the Annual Meeting will not, by itself, revoke such stockholder’s proxy. However, a proxy may be revoked at any time before it is voted.

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy card (i) by delivering to the Secretary of the Company (at the principal executive offices of the Company) a written notice of revocation, (ii) by executing and delivering a later dated proxy, or (iii) by attending the Annual Meeting and voting in person. Stockholders voting by telephone or via the Internet may also revoke their proxy by attending the Annual Meeting and voting in person, by submitting the proxy in accordance with the instructions thereon or by voting again, at a later time, by telephone or via the Internet (a stockholder’s latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded). However, once voting on a particular proposal is completed at the Annual Meeting, a stockholder will not be able to revoke his or her proxy or change his or her vote as to any proposal or proposals on which voting has been completed.

Beneficial Owners. If you are a beneficial owner, you will need to revoke or resubmit your proxy through your nominee and in accordance with its procedures. In order to attend the Annual Meeting and vote in person, you will need to obtain a proxy from your nominee, the stockholder of record.

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SECURITY OWNERSHIP BY CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 19, 2014, certain information concerning the beneficial ownership of Common Stock of (i) each person who is a director of the Company and each director nominee; (ii) each of the Company’s executive officers named in the Summary Compensation Table set forth below; and (iii) all directors and executive officers of the Company as a group. In addition, the following table sets forth certain information as of the dates indicated concerning persons known by the Company to beneficially own more than five percent of the Common Stock. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner (1)	Footnote	Number of Shares Beneficially Owned (2)(3)	Percent of Class (3)
Holders of 5% or more of our common stock (excluding Directors and Named Executive Officers)

FMR LLC
245 Summer Street
Boston, Massachusetts 02210	(4)	8,045,053	11.8%
Pennant Capital Management, LLC One DeForest Avenue, Suite 200 Summit, New Jersey 07901	(5)	5,096,473	7.5%
Kohlberg Management V, L.L.C. 111 Radio Circle Mount Kisco, New York 10549	(6)	4,821,526	6.8%
Gilder, Gagnon, Howe & Co LLC 3 Columbus Circle, 26th Floor New York, NY 10019	(7)	3,927,009	5.8%
Consonance Capital Management LP 1370 Avenue of the Americas, Suite 3301 New York, New York 10019	(8)	3,921,333	5.8%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	(9)	3,642,366	5.3%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	(10)	3,588,529	5.3%

Directors, Nominees and Named Executive Officers

Richard M. Smith	(11)	1,110,000	1.6%
David Evans	(12)	236,206	*
Hai Tran	(13)	200,000	*
David R. Hubers	(14)	183,322	*
Patricia Bogusz	(15)	176,450	*
Brian Stiver	(16)	159,167	*
Richard L. Robbins	(17)	128,500	*
Stuart A. Samuels	(18)	81,500	*
Charlotte W. Collins	(19)	68,800	*
Samuel P. Frieder	(20)	40,000	*
Gordon H. Woodward	(20)	40,000	*
Myron Z. Holubiak	(21)	25,000	*
Tricia H. Nguyen	(22)	10,000	*
Yon Y. Jorden		—	—
All Directors and Executive Officers as a group (17 persons)	(23)	2,859,173	4.1%

*	Percentage is less than 1% of class.

(1)	Except as otherwise indicated, all addresses are c/o BioScrip, Inc., 100 Clearbrook Road, Elmsford, New York 10523.

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(2)	The inclusion in this table of any shares of Common Stock as “beneficially owned” does not constitute an admission by the holder of beneficial ownership of those shares. Beneficial ownership is determined in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and generally includes voting or investment power over securities. The table includes the number of shares of Common Stock underlying options and warrants that are or will be exercisable, and restricted shares that will vest, within 60 days of March 19, 2014.

(3)	The ownership percentages are based on outstanding shares of Common Stock on March 19, 2014 and assumes that each five percent or greater beneficial owner continued to own the number of shares reflected in the table above on March 19, 2014.

(4)	Based on a Schedule 13G/A filed with the SEC on February 14, 2014 by FMR, LLC (“FMR”) and Edward C. Johnson III, the Chairman of FMR. FMR reports that it has sole voting power over 596,921 shares. FMR and Mr. Johnson report that Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and a registered investment adviser, is the beneficial owner of 6,621,269 shares, or 9.71% of the total outstanding Common Stock, as a result of acting as investment adviser to various registered investment companies. Mr. Johnson and FMR, through FMR’s control of Fidelity, and such investment companies each has sole dispositive power over the shares owned by such investment companies.

(5)	Based on a Schedule 13G/A filed with the SEC on February 14, 2014 by Pennant Capital Management LLC (“Pennant”), Alan Fournier and Broadway Gate Master Fund, Ltd. Pennant and Alan Fournier report that each has shared voting and dispositive power with respect to 5,096,473 shares. Broadway Gate Master Fund, Ltd., a Cayman Islands exempted company (“Broadway”) beneficially owns and has shared voting and dispositive power with respect to 3,714,273 shares. Shares beneficially owned by Broadway may be deemed to be beneficially owned by (i) Pennant by virtue of its role as the investment manager of Broadway, and (ii) Alan Fournier by virtue of his role as a managing member of Pennant.

(6)	Based on a Schedule 13D/A filed with the SEC on August 27, 2013 by (i) Kohlberg Management V, L.L.C. (“Fund V”), which beneficially owns 4,821,526 shares of which it has shared voting power with respect to 4,821,526 shares and shared dispositive power with respect to 4,024,887 shares; (ii) Kohlberg Investors V, L.P. (“Investors”), which beneficially owns 2,920,874 shares for which it has shared voting power, of which it has shared dispositive power with respect to 2,124,235 shares; (iii) Kohlberg Partners V, L.P. (“Partners”), which beneficially owns 119,615 shares for which it has shared voting power and shared dispositive power; (iv) Kohlberg Offshore Investors V, L.P. (“Offshore”), which beneficially owns 142,292 shares for which it has shared voting power and shared dispositive power, (v) Kohlberg TE Investors V, L.P. (“TE”), which beneficially owns 1,544,928 shares for which it has shared voting power and shared dispositive power, and (vi) KOCO Investors V, L.P. (“KOCO” and collectively with Investors, Partners, Offshore and TE, the “Kohlberg Funds”), which beneficially owns 93,817 shares for which it has shared voting power and shared dispositive power. Fund V is the general partner of the Kohlberg Funds and, as a result, may be deemed to beneficially own all of the shares owned by the Kohlberg Funds. The above numbers include warrants to acquire up to an aggregate of 3,004,887 shares of Common Stock and 796,639 shares of Common Stock held in escrow to satisfy the indemnification obligations of the Kohlberg Funds in connection with the acquisition of Critical Homecare Solutions Holdings, Inc. (“CHS”) by the Company in March 2010. Each reporting person expressly disclaims beneficial ownership of any of these securities except to the extent such reporting person actually exercises voting or dispositive power with respect to such securities.

(7)	Based on a Schedule 13G filed with the SEC on February 12, 2014 by Gilder, Gagnon, Howe & Co. LLC (“Gilder”). Gilder reports that it has sole voting and dispositive power over 65,556 shares and shared voting and dispositive power over the remaining 3,861,453 shares. Gilder indicates that 2,992,791 shares are held in customer accounts over which Gilder’s partners and/or employees have discretionary authority to dispose of or direct the disposition of the shares, 868,662 shares are held in accounts owned by partners of Gilder and their families, and 65,556 shares are held in the account of Gilder’s profit-sharing plan.

(8)	Based on a Schedule 13G filed with the SEC on February 14, 2014 by Consonance Capital Management LP (“Consonance”), Consonance Capital Advisors LLC and Mitchell Blutt, the managing member of Consonance. Consonance advises that it is an investment adviser and a parent holding company. Consonance reports that it does not have sole voting or dispositive power over any shares.

(9)	Based on a Schedule 13G filed with the SEC on February 11, 2014 by The Vanguard Group to report that it has sole voting power over 93,826 shares, sole dispositive power over 3,551,740 shares and shared dispositive power over 90,626 shares.

(10)	Based on a Schedule 13G filed with the SEC on January 28, 2014 by Blackrock, Inc. to report that it has sole voting power over 3,422,142 shares and sole dispositive power over 3,588,529 shares.

(11)	Includes 980,000 shares issuable upon exercise of options held by Mr. Smith.

(12)	Includes 231,667 shares issuable upon exercise of options held by Mr. Evans.

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(13)	Includes 133,333 shares issuable upon exercise of options, and 66,667 shares issuable upon vesting of restricted stock, held by Mr. Tran.

(14)	Includes 25,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Hubers. Also includes 56,522 shares of Common Stock held by the David R. Hubers Revocable Trust; 11,200 shares of Common Stock held by the David R. Hubers 2012 GRAT Trust (the “2012 GRAT”); 36,978 shares of Common Stock held by the Hubers Grandchildren’s Trust; and 33,622 shares of Common Stock held by the David R. Hubers 2011 GRAT U/A/D 10/28/11 (the “2011 GRAT”). Mr. Hubers is the trustee of the David R. Hubers Revocable Trust and Mr. Hubers’ spouse is the trustee of the 2012 GRAT, the Hubers Grandchildren’s Trust and the 2011 GRAT.

(15)	Includes 168,334 shares issuable upon exercise of options held by Ms. Bogusz.

(16)	Includes 125,833 shares issuable upon exercise of options, and 33,334 shares issuable upon vesting of restricted stock, held by Mr. Stiver.

(17)	Includes 25,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Robbins.

(18)	Includes 25,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Samuels.

(19)	Includes 15,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Ms. Collins.

(20)	Includes 10,000 shares issuable upon vesting of restricted stock held by each of Messrs. Frieder and Woodward. Pursuant to the terms of an Assignment and Transfer Agreement entered into on July 7, 2010, each of Messrs. Frieder and Woodward transferred his pecuniary interest in his shares to Kohlberg & Co., LLC, but have retained all voting and dispositive power with respect to such shares. Each of Messrs. Frieder and Woodward disclaim beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(21)	Includes 5,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Holubiak.

(22)	Includes 10,000 shares issuable upon vesting of restricted stock held by Dr. Nguyen.

(23)	Includes 2,131,815 shares issuable upon exercise of options and 180,001 shares issuable upon vesting of restricted stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of the copies of such forms received by it, and written representations from certain of such persons, the Company believes that, during the fiscal year 2013, its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except for the following:  Brian Stiver failed to timely file a Form 4 reporting a grant of restricted Common Stock and Barbara Cormier and Daniel Colucci each failed to timely file a Form 4 reporting a grant of options to purchase Common Stock.

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Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	6,432,821	$7.11	1,772,019
Equity compensation plans not approved by security holders	—	—	—
Total	6,432,821	$7.11	1,772,019

(1)	This includes the 2008 Plan and the BioScrip/CHS 2006 Equity Incentive Plan, as amended (the “CHS Plan”). In connection with the Company’s acquisition of CHS in March 2010, the Company assumed and adopted the CHS Plan and certain options issued under the under CHS Plan were converted into the right to purchase 716,086 shares of Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled. As of December 31, 2013, there were 800,361 shares of Common Stock remaining available under the CHS Plan for grant to current employees of the Company who are former employees of CHS and to employees of the Company hired after the date of the acquisition of CHS. Upon stockholder approval of Proposal 4, no further awards will be made under the CHS Plan.

* * * * *

The following table sets forth information relating to the number of stock options and shares of restricted stock granted by the Company in fiscal years 2013, 2012 and 2011:

Fiscal Year	Stock Options Granted (#)	Restricted Stock Granted (#)
2013	1,928,500	370,000
2012	2,106,500	70,000
2011	1,523,500	90,000

* * * * *

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PROPOSAL 1 – ELECTION OF DIRECTORS

General

The Company’s bylaws provide that the Board consists of such number of directors as is designated from time to time by resolution of the Board. Directors hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until any such director’s earlier death, resignation or removal. Vacancies on the Board and newly created directorships will generally be filled by the vote of a majority of the directors then in office, and any directors so chosen will hold office until the next annual meeting of stockholders. In voting for directors, each stockholder is entitled to cast one vote for each share of Common Stock held by such stockholder for each nominee. Stockholders are not entitled to cumulative voting in the election of directors. If a quorum is present, the ten nominees who receive the greatest number of votes will be elected to the Board. In the unanticipated event that one or more of such nominees becomes unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board. Each nominee has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.

In connection with the acquisition of CHS in March 2010, the Company entered into a stockholders’ agreement (the “Stockholders Agreement”) with Kohlberg Investors V, L.P. (on behalf of the Kohlberg Funds), certain ex-stockholders of CHS and an ex-optionholder of CHS. Among other things, the Stockholders’ Agreement originally granted Investors the right to designate up to two directors (based on specified ownership percentages of Common Stock) to be nominated for election to the Board. Investors (on behalf of the Kohlberg Funds) designated Messrs. Samuel P. Frieder and Gordon H. Woodward as its representatives to the Board, and they were appointed to the Board upon the closing of the acquisition of CHS.

During 2013, Kohlberg Investors V, L.P. ceased to have the right to designate any directors under the Stockholders’ Agreement. On August 13, 2013, the Company waived the obligation to cause the removal or resignation of Messrs. Frieder and Woodward. On March 26, 2014, the Company further waived the obligation to cause the removal or resignation of Messrs. Frieder and Woodward until the earliest of (i) the Company’s 2015 annual meeting of stockholders, (ii) the date the Board, in its sole discretion, requests the resignation of one or more of such directors and such directors submit their resignations in accordance therewith; and (iii) the death, disability, retirement, resignation or removal of such directors.

Based on the recommendation of the Governance, Compliance and Nominating Committee, the following ten persons have been nominated for election to the Board at the Annual Meeting: Charlotte W. Collins, Samuel P. Frieder, Myron Z. Holubiak, David R. Hubers, Yon Y. Jorden, Tricia H. Nguyen, Richard L. Robbins, Stuart A. Samuels, Richard M. Smith, and Gordon H. Woodward. Except for Ms. Jorden, who is being recommended by our Board as a nominee for election at the Annual Meeting, all of the nominees currently serve as directors. Both Dr. Nguyen and Ms. Jorden were recommended to the Governance, Compliance and Nominating Committee by a third-party search firm. All of the current directors were elected by stockholders at our 2013 Annual Meeting except for Dr. Nguyen, who was appointed by our Board on January 13, 2014.

The following table and narrative description sets forth the age, principal occupation and employment, position with the Company, directorships in other companies whose securities are registered with the SEC, and year first elected to the Board, of each nominee. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations described below for more than the past five years.

Name	Age	Director Since	Present Position with the Company
Myron Z. Holubiak	67	2005	Chairman of the Board
Richard M. Smith	54	2009	Director, President and CEO
Charlotte W. Collins	61	2003	Director
Samuel P. Frieder	49	2010	Director
David R. Hubers	71	2005	Director
Yon Y. Jorden	59	New Nominee	None
Tricia H. Nguyen	41	2014	Director
Richard L. Robbins	73	2005	Director
Stuart A. Samuels	72	2005	Director
Gordon H. Woodward	45	2010	Director

The Company’s directors have backgrounds that, when combined, provide a portfolio of experience and knowledge that serve the Company’s governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and reputations in their primary fields of endeavor, as well as a commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the Board’s oversight role with respect to the Company’s business and affairs and have expertise and knowledge in various disciplines relevant to the Company’s business and/or operations.

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Current Directors and Nominees for Director

The following biographies set forth certain information with respect to each current director and each nominee for election as a director, including biographical data for at least the last five years:

Richard M. Smith, 54, President and Chief Executive Officer, joined the Company as its President and Chief Operating Officer in January 2009 and was appointed a director of the Company in September 2009. On January 1, 2011, Mr. Smith became the Company’s Chief Executive Officer. Prior to joining the Company, from June 2006 to December 2008, Mr. Smith was Chief Executive Officer and a director of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients. From May 2003 to May 2006, Mr. Smith was the President and Chief Operating Officer of Option Care, Inc., a home infusion and specialty pharmaceutical company. We believe his experience in the healthcare and home infusion industries and managerial background, together with his specific past experience as a Chief Executive Officer, are particularly relevant to Mr. Smith’s service on the Board. Further, as the only Board member who is also a member of the Company’s management team, Mr. Smith provides management’s perspective in Board discussions about the operations and strategic direction of the Company.

Charlotte W. Collins, Esq., 61, has been a director of the Company since April 2003. Since January 2008, she has been a senior executive in charge of policy for the Asthma and Allergy Foundation of America (the “Foundation”). Since 2010, Ms. Collins has also been in charge of education programs for the Foundation and is currently its Senior Vice President for Policy and Programs. From 2003 to 2007, she was Associate Professor of Health Services Management and Leadership, and Health Policy at the George Washington University School of Public Health and Health Services. From January 2002 to June 2003, she was an Associate Research Professor of Health Policy at the same university. She served a four year term on the National Allergy and Infectious Diseases Advisory Council of the National Institutes of Health beginning in 2001. From September 1996 to November 2004, Ms. Collins was Of Counsel in the health policy practice of the law firm of Powell, Goldstein LLP in its Washington DC office. She served as General Counsel of the Regional Medical Center at Memphis for ten years until 1996 and served as interim General Counsel for the District of Columbia Health and Hospitals Public Benefit Corporation in 1998. In 1993, Ms. Collins co-founded a managed care plan and served on its board of directors through 1996. She has also served on the boards of two primary care centers, a Medicare Part A intermediary company, and as a leadership coach for the Robert Wood Johnson Foundation’s Health Policy Fellows program. In 2006, Modern Healthcare magazine named her one of the top 25 most influential minority healthcare executives. We believe her extensive experience in the healthcare industry, her legal knowledge and her current and past experience as a senior executive are particularly relevant to Ms. Collins’ service on the Board.

Samuel P. Frieder, 49, was appointed a director of the Company in connection with the Company’s acquisition of CHS in March 2010. Mr. Frieder is the Managing Partner of Kohlberg & Co., L.L.C. (“Kohlberg”) and a member of Kohlberg’s Investment Committee. Mr. Frieder joined Kohlberg in 1989, became a principal in 1995 and named Managing Partner in 2006. He is a member of the board of directors of Aurora Products Group, LLC, Bauer Performance Sports, Ltd, Chronos Life Group, LP, e+CancerCare, LLC, HawkeyePedershaab, Inc., Katy Industries, Inc., Kellermeyer Bergensons Services, LLC, Nellson Nutraceutical, LLC, Nielsen & Bainbridge, LLC, Packaging Dynamics Corporation, Pittsburgh Glass Works, LLC, Phillips-Medisize Corporation, Risk Strategies Company, Sabre Industries, Inc., SouthernCare, Inc., Stanadyne Corporation, SVP Holdings, Ltd. and Trico Products Corp. Mr. Frieder received an A.B. from Harvard College. We believe his significant experience as a director of other companies, and his financial, investment and mergers and acquisitions experience, are particularly relevant to Mr. Frieder’s service on the Board.

Myron Z. Holubiak, 67, has been a director of the Company since March 2005 and was appointed Chairman of the Board on April 18, 2012. Prior to being appointed a director of the Company he had served as a director of Chronimed since September 2002. Mr. Holubiak is the former President of Roche Laboratories, Inc. He held this position from December 1998 to August 2001. Currently, Mr. Holubiak is the President and a member of the board of directors of 1-800-Doctors, Inc., a medical referral company that provides consumers access to physicians and hospitals. Mr. Holubiak has been serving as a member of the board of directors of IntelliCell Biosciences, Inc. since October 2012 and as a member the board of Ventrus Biosciences, Inc. since July 2010. Mr. Holubiak is also a lifetime honorary member of the Academy of Managed Care Pharmacy (AMCP), and a Trustee of the AMCP Foundation. We believe his experience in the healthcare industry and managerial background, together with his past experience as a board member of Chronimed (a predecessor of the Company), are particularly relevant to Mr. Holubiak’s service on the Board.

David R. Hubers, 71, has been a director of the Company since March 2005. Prior to being appointed a director of the Company he had served as a director of Chronimed since November 2000. Mr. Hubers was Chairman of American Express Financial Advisors, Inc. prior to his retirement. He joined American Express Financial Advisors Inc. in 1965 and held various positions, including Senior Vice President of Finance and Chief Financial Officer until being appointed President and Chief Executive Officer in August 1993. He served in that capacity until June 2001. Mr. Hubers served on the boards of directors of the Carlson School of Management at the University of Minnesota and Lawson Software. We believe his managerial and financial background, together with his past experience as a board member of Chronimed (a predecessor of the Company), are particularly relevant to Mr. Hubers’ service on the Board.

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Yon Y. Jorden, 59, is being nominated as a new director. Since 2008 she has been a director of Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions (“Maxwell”). She currently serves on Maxwell’s Audit Committee and is the Chairperson of Maxwell’s Governance and Nominating Committee. Ms. Jorden is also a director of Methodist Health System, a Texas-based not-for-profit hospital system. From 2004 through 2013, she served as a director of Magnetek, Inc., a manufacturer of digital power control systems, and served on its Compensation, Nominating and Corporate Governance and Retirement Plan Committees and as Chairman of its Audit Committee. From 2008 to 2010, she served as a director and Audit Committee Chair of U.S. Oncology, an oncology services company. Ms. Jorden previously held senior management positions in the health care services, technology and manufacturing industries, as Chief Financial Officer of four publicly traded companies, most recently as Executive Vice President and Chief Financial Officer of AdvancePCS, a pharmacy benefits management company, from 2002 to 2004. Prior to that, she served as Executive Vice President and Chief Financial Officer of Informix from 2000 to 2001, and held the same position with Oxford Health Plans, Inc. from 1998 to 2000. From 1990 to 1996, Ms. Jorden was a Senior Vice President and Chief Financial Officer of Wellpoint, Inc. Earlier in her career she was a Senior Auditor with Arthur Andersen & Co., where she became a certified public accountant. In her executive capacities, Ms. Jorden has specialized in complex financial transactions, including corporate turnarounds, initial public offerings and mergers and acquisitions. We believe Ms. Jorden’s career and experience with a variety of financial, operational and risk oversight matters are particularly relevant to Ms. Jorden’s service on the Board.

Tricia Nguyen, 41, has been a director of the Company since January 2014. Dr. Nguyen has been the Executive Vice President of Texas Health Resources, a nonprofit hospital system, since October 2013. From August 2011 to September 2013, Dr. Nguyen was Chief Medical Officer of Banner Health Network, an accountable care organization with more than 2,500 physicians. From April 2011 to August 2011, she was a consultant for Swope Health Services, a system of federally qualified clinics in Kansas providing primary health care, dental and behavioral health services. From April 2010 to April 2011, Dr. Nguyen was Chief Medical Officer of Blue Cross Blue Shield of Kansas City, a non-profit health insurance company. From April 2008 to April 2010, Dr. Nguyen was the Senior Medical Director of Blue Cross Blue Shield of Florida, a non-profit health insurance company. From August 2005 to April 2008, Dr. Nguyen was Vice President and Market Medical Officer of Humana, Inc., a managed health care company that markets and administers health insurance. Dr. Nguyen is President of Texas Health Population Health, Education, Research and Innovation Center, which focuses on sharing best practices, disseminating information about innovative approaches, leading physician-directed population health initiatives and coordinating community-based well-being collaboration. We believe her experience in the healthcare industry and managerial background, particularly her past managerial experience with health insurance companies, together with her medical experience, are particularly relevant to Dr. Nguyen’s service on the Board.

Richard L. Robbins, 73, has been a director of the Company since March 2005. From October 2003 through March 2006, Mr. Robbins was Senior Vice President, Financial Reporting and Control and Principal Financial Officer of Footstar, Inc., a nationwide retailer of footwear. From July 2002 to October 2003, Mr. Robbins was a partner of Robbins Consulting LLP, a financial, strategic and management consulting firm. From 1978 to 2002, Mr. Robbins was a partner of Arthur Andersen LLP. From December 2002 to March 2003, Mr. Robbins served on the board of directors of Bionx Corp., a medical products company. From May 2003 to October 2008, Mr. Robbins served on the board of directors of Vital Signs, Inc., a medical products company. From August 2007 to February 2008, Mr. Robbins served on the board of directors of American Banknote Holographics, Inc. From August 2007 to April 2009, Mr. Robbins served on the board of directors of Empire Resorts, Inc. Since January 2012, Mr. Robbins has served on the audit committee of Resorts Casino Hotel. We believe his managerial, audit and financial background, together with his past experience as a board member of other companies, are particularly relevant to Mr. Robbins’ service on the Board.

Stuart A. Samuels, 72, has been a director of the Company since March 2005. Prior to being appointed a director of the Company he had served as a director of Chronimed since November 2000. Since 1990, Mr. Samuels has been a management consultant, specializing in business management, strategic sales and marketing and business development for several companies, specifically in the pharmaceutical and healthcare industries. Mr. Samuels served on the board of directors of Target Rx, Inc. from 2000-2011, and the board of Infomedics, Inc. from 2005-2012. We believe his managerial, marketing and financial background, together with his past experience in the healthcare and pharmaceutical industries, are particularly relevant to Mr. Samuels’ service on the Board.

Gordon H. Woodward, 45, was appointed a director of the Company in connection with the Company’s acquisition of CHS in March 2010. Mr. Woodward is a Partner and Chief Investment Officer of Kohlberg and a member of Kohlberg’s Investment Committee. Mr. Woodward joined Kohlberg in 1996, became a Partner in 2001 and Chief Investment Officer in 2010. He is a member of the board of directors of Aurora Products Group, LLC, Bauer Performance Sports, Ltd., Chronos Life Group, LP, e+CancerCare, LLC, Kellermeyer Bergensons Services, LLC, Nellson Nutraceutical, LLC, Nielsen & Bainbridge, LLC, Packaging Dynamics Corporation, Pittsburgh Glass Works, LLC, Phillips-Medisize Corporation, Risk Strategies Company, Sabre Industries, Inc., SouthernCare, Inc., Stanadyne Corporation , SP Plus Corp. and SVP Holdings Ltd. Prior to joining Kohlberg, Mr. Woodward was with James D. Wolfensohn Incorporated. Mr. Woodward received an A.B. from Harvard College. We believe his significant experience as a director of other companies, and his financial, investment and mergers and acquisitions experience, are particularly relevant to Mr. Woodward’s service on the Board.

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Additional Director Information

From 1998 to 2007, Mr. Frieder served as a director of Holley Performance Products, Inc. (“Holley”), a designer, manufacturer and distributor of high performance automotive products headquartered in Bowling Green, Kentucky. In February 2008, Holley filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws in the U.S. Bankruptcy Court and emerged from bankruptcy in June 2010.

From October 2003 through March 2006, Mr. Robbins was Senior Vice President, Financial Reporting and Control and Principal Financial Officer of Footstar, Inc., a nationwide retailer of footwear. Footstar, Inc. filed for bankruptcy protection in March 2004 and emerged from bankruptcy in February 2006.

There is no family relationship among any of the directors or executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF THE TEN NOMINEES FOR DIRECTOR NAMED ABOVE

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PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is again providing its stockholders an advisory vote on the compensation of our named executive officers, also known as a “say-on-pay” proposal. At the 2011 Annual Meeting, the Company’s stockholders voted in favor of holding future non-binding advisory votes every year, and the Board subsequently adopted this as its official position. Accordingly, this Proposal 2 is being submitted to you to obtain the non-binding advisory vote of the stockholders in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 14A of the Exchange Act and the SEC’s rules. After the Annual Meeting, the Company expects that the next stockholder advisory vote on the Company’s executive compensation program will occur at the 2015 Annual Meeting.

This proposal will give stockholders the opportunity to endorse the Company’s executive compensation programs and policies and the resulting compensation for the named executive officers, as described in this Proxy Statement in the Executive Compensation section, including the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation and the company’s accompanying narrative disclosure. Because the vote on this Proposal is advisory, the results will not be binding on the Compensation Committee, and the results will not affect, limit or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

The Compensation Committee believes the following design features are key to the program’s success and promotion of stockholders’ interests:

•	Paying for performance: Other than base salaries, all other components of compensation are variable and dependent on achievement of business and/or financial performance;

•	Aligning executives’ interests with those of stockholders: Most incentive compensation is equity-based, and executives are encouraged to meet stock ownership guidelines;

•	Encouraging long-term decision-making: Stock options vest over three years and may normally be exercised over ten years;

•	Rewarding achievement of the Company’s business and financial performance: Amounts available for annual incentive awards are based on Company performance compared to its business plan; individual awards take account of business unit and individual executive performance relative to their goals; and

•	Avoiding incentives that might cause executives to take excessive risk: The Company makes discretionary rather than formulaic awards and uses Adjusted EBITDA as a key performance indicator. As an example, the Company also incentivizes management to achieve revenues at appropriate gross profit percentage levels and not simply revenues at any gross profit percentage level.

At the same time, the Company’s executive compensation programs exclude practices that would be contrary to the Company’s compensation philosophy and contrary to stockholders’ interests. For example, the Company’s executive compensation program:

•	does not provide executives with guaranteed bonuses; and

•	does not provide contractual change-in-control cash severance pay beyond two times annual compensation, composed of base salary and bonus.

The compensation of the named executive officers reflects the Compensation Committee’s independent evaluation of these accomplishments, as well as their individual accomplishments.

The Compensation Committee and Board of Directors believes that the Company’s compensation programs and policies, and the compensation of the named executive officers, as described above and in the Executive Compensation section of this Proxy Statement, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS FOLLOWS:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

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PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013, and the Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Board is asking that stockholders ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. While the Company’s bylaws do not require stockholder ratification, the Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether to retain Ernst & Young LLP as the Company’s independent registered public accounting firm, but may determine to do so nonetheless. Even if the appointment of Ernst & Young LLP is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by Ernst & Young LLP for 2013 and 2012

The following table shows the aggregate fees billed to the Company by Ernst & Young LLP for services rendered during the years ended December 31, 2012 and 2013:

	Years Ended December 31,
Description of Fees	2012	2013
Audit Fees	1,076,179	1,471,079
Audit Related Fees	156,272	—
Tax Fees (1)	20,000	125,000
All Other Fees	—	—
Total Fees	1,252,451	1,596,079

(1)	In each of 2012 and 2013, Ernst & Young LLP provided tax planning services in connection with corporate structure. All other 2012 and 2013 tax compliance, tax advice, or tax planning services were provided by PricewaterhouseCoopers LLP and Grant Thornton LLP.

Audit Fees

Audit fees consist of the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s financial statements as of and for the years ended December 31, 2012 and 2013, its audit of the Company’s internal control over financial reporting as of December 31, 2012 and 2013, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for 2012 and 2013.

Audit Related Fees

Audit-related fees consist of the aggregate fees for professional services rendered by Ernst & Young LLP for transaction due diligence in connection with the Company’s acquisition of InfuScience, Inc. in 2012.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by Ernst & Young LLP for permitted advisory services.

Pre-Approval of Audit and Non-Audit Services

In accordance with the provisions of the Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to the Company by its independent registered public accounting firm, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the SEC. Accordingly, the Audit Committee pre-approved all services and fees provided by Ernst & Young LLP during the year ended December 31, 2013 and has concluded that the provision of these services is compatible with the firm’s independence.

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During the year ended December 31, 2013, none of the total hours expended on the audit of the Company’s financial statements by Ernst & Young LLP were provided by persons other than full time employees of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

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PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE
BIOSCRIP, INC. 2008 Equity Incentive Plan

To continue to (i) attract and retain key employees and directors, (ii) provide additional incentives to key employees and directors to increase the value of Common Stock, and (iii) provide key employees and directors with a stake in the future of the Company aligning management with the Company’s stockholders, the Board on March 26, 2014 approved, and is asking the Company’s stockholders to approve, the following amendments to the 2008 Plan in order to rely upon the 2008 Plan as one of the benefits necessary to attract and retain highly qualified and motivated employees.

Amendment No. 1 – Increase the Number of Shares Available for Issuance

Pursuant to Section 3.1 of the 2008 Plan, the maximum number of shares that may be issued thereunder is 6,855,000. As of March 19, 2014, the Company had already issued 5,784,977 shares under the 2008 Plan and 1,070,023 shares remained available for issuance. The Board believes the 2008 Plan is an integral component of the Company’s efforts to attract and retain key employees and directors and provides employees the opportunity to invest in shares of Common Stock at an attractive price. Accordingly, the Board has approved, and is asking the Company’s stockholders to approve, an amendment to Section 3.1 of the 2008 Plan to make an additional 2,500,000 shares available for issuance, bringing the total number of shares authorized for issuance immediately thereafter to 3,570,023 shares (“Amendment No. 1”).

Amendment No. 2 – Clarify that Dividends Will Not Be Paid with Respect to Unvested Awards

The Company has never paid cash dividends on the Common Stock, the Company’s senior credit facilities contain restrictions on payment of cash dividends, and the Company does not anticipate paying cash dividends in the foreseeable future. Nevertheless, to codify the Company’s current and intended practice, the Board has approved, and is asking the Company’s stockholders to approve, an amendment to Section 10.3 of the 2008 Plan to expressly provide that cash dividends or dividend equivalents may not be paid to holders of unvested restricted stock units, restricted stock grants and performance units until such awards are vested and non-forfeitable (“Amendment No. 2”). As a result of Amendment No. 2, unvested restricted stock units, restricted stock grants and performance units under the 2008 Plan would have no dividend equivalent rights associated with them prior to vesting. However, Amendment No. 2 would provide that dividends or dividend equivalents may be credited with respect to such awards, with payment subject to vesting.

The approval of this Proposal 4 constitutes the approval of both Amendment No. 1 and Amendment No. 2. Upon stockholder approval of this Proposal 4, no further awards will be made under the CHS Plan, which was assumed and adopted by the Company in connection with its acquisition of CHS in March 2010.

Background

In April 2008, the Company’s stockholders approved and adopted the 2008 Plan and the performance goals which are a part of the 2008 Plan (each a “Performance Goal”). At that time 3,580,000 shares of Common Stock were reserved for issuance thereunder and the aggregate number of shares subject to Awards (defined below) granted to directors was 500,000. In June 2010, the Company’s stockholders approved an amendment to the 2008 Plan to increase the number of authorized shares of Common Stock available for issuance thereunder by 3,275,000 shares, from 3,580,000 shares to 6,855,000 shares. In May 2013, the Company’s stockholders approved an amendment to the 2008 Plan to increase the number of shares of Common Stock in the aggregate that may be subject to awards granted to directors by 300,000 shares, from 500,000 to 800,000 shares.

The primary purpose of the 2008 Plan is to (i) attract and retain key employees and directors, (ii) provide additional incentives to key employees and directors to increase the value of Common Stock; and (iii) provide key employees and directors with a stake in the future of the Company aligning management with the Company’s stockholders. The Board relies upon the 2008 Plan as one of the benefits necessary to attract and retain highly qualified and motivated employees. Equity is a significant component of total compensation for employees. If fewer equity awards were granted to employees and directors, the Company would need to provide compensation in other forms to provide a total compensation package that is competitive with other companies without appropriate consideration given to the management of the business. Moreover, the Compensation Committee and Board believe that fewer grants would not sufficiently align management with the Company’s stockholders. Based upon management’s estimates of the number of shares expected to be issued under the 2008 Plan, the Board believes it is in the Company’s best interests to amend the 2008 Plan to provide for the increase in shares available for purchase thereunder so that the Company may continue to attract and retain the services of qualified key employees by providing employees an opportunity to purchase shares of Common Stock through the 2008 Plan, to motivate them to increase stockholder value, and to align management with the Company’s stockholders generally.

15

Request for Additional Shares

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the amendments to the 2008 Plan. In setting and recommending to stockholders the number of additional shares to be authorized for issuance under the 2008 Plan, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2008 Plan and the CHS Plan in the past three fiscal years. In 2011, 2012 and 2013, the Company used 2,494,600, 2,213,600 and 1,661,200, respectively, of the aggregate shares authorized under the 2008 Plan and the CHS Plan to make equity awards. For restricted stock grants, the Company reduces the number of shares available for future issuance by a factor of 1.53 times the actual number of restricted stock grants.

The Company’s average burn rate (total shares used for equity incentive compensation awards each year divided by the weighted average outstanding shares for each year) for the last three years was 3.75%, which is well below the industry threshold of 4.82% set by certain proxy advisory firms. The Company’s burn rate for fiscal year 2013 was 4.13%. The 2,500,000 additional shares that the Board is requesting to make available for issuance under the 2008 Plan is equal to 3.7% of the total shares of Common Stock outstanding as of March 19, 2014. The Company believes that our employees’ and other plan participants’ holding of these options is positive for our stockholders as it represents a long term interest of our employees and other plan participants in the value of our Common Stock.

A total of 3,580,000 shares of Common Stock were originally reserved for issuance under the 2008 Plan in 2008 and an additional 3,275,000 shares were reserved for issuance in 2010. Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the 2008 Plan and the CHS Plan as of March 19, 2014:

	Number of Shares	As a Percentage of Stock Outstanding (1)
2008 Plan
Shares reserved for issuance pursuant to outstanding stock options (2)	4,133,527	6.1%
Shares reserved for issuance pursuant to outstanding restricted stock grants (assuming outstanding performance-based stock grant awards are earned at maximum)	180,000	0.3%
Shares available for issuance pursuant to future equity awards	1,070,023	1.6%
Total shares available for future issuance under the 2008 Plan	5,383,550	7.9%

CHS Plan
Shares reserved for issuance pursuant to outstanding stock options (3)	1,487,500	2.2%
Shares reserved for issuance pursuant to outstanding restricted stock grants (assuming outstanding performance-based stock grant awards are earned at maximum)	200,000	0.3%
Shares available for issuance pursuant to future equity awards (4)	571,194	0.8%
Total shares available for future issuance under the CHS Plan (4)	2,258,694	3.3%

(1)	The percentages are based on outstanding shares of Common Stock on March 19, 2014.

(2)	As of March 19, 2014, the 4,133,527 options outstanding under the 2008 Plan had a weighted average exercise price of $7.29 per share and a weighted average term remaining of 7.4 years.

(3)	As of March 19, 2014, the 1,487,500 options outstanding under the CHS Plan had a weighted average exercise price of $8.73 per share and a weighted average term remaining of 8.9 years.

(4)	Upon stockholder approval of this Proposal 4, no further awards will be made under the CHS Plan; therefore, the total shares available for future issuance under the CHS Plan would be reduced from 2,258,694 to 1,687,500.

The Compensation Committee has full discretion to determine the number and amount of awards to be granted to employees and directors under the 2008 Plan, subject to the terms of the plan. Therefore, the future benefits or amounts that would be received by the executive officers and directors under the 2008 Plan are not determinable at this time.

The following discussion summarizes the material terms of the 2008 Plan, as proposed to be amended. This discussion does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2008 Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix A.

Administration

The 2008 Plan is administered by the Compensation Committee, or such other committee appointed by the Board, to consist of at least two or more directors. Each director, while serving as a member of the Compensation Committee, must satisfy the requirements for a “non-employee director” under Rule 16b-3 under the Exchange Act and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal securities exchange on which the Common Stock is traded or listed, the Compensation Committee may delegate, by means of an express resolution that sets forth the requirements and limitations relating to the delegation and the procedure to be followed to grant any awards under the 2008 Plan, to (1) a committee of one or more directors of the Company any of the authority of the Compensation Committee under the 2008 Plan, including the right to grant, cancel or suspend awards made under the 2008 Plan and (2) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant awards under the 2008 Plan to key employees who are not directors or executive officers of the Company and the authority to take action on behalf of the Compensation Committee pursuant to the 2008 Plan to cancel or suspend awards under the 2008 Plan to key employees who are not directors or executive officers of the Company.

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All grants under the 2008 Plan will be evidenced by a certificate (an “Award Agreement”) that will incorporate such terms and conditions as the Compensation Committee deems necessary or appropriate.

Coverage Eligibility and Annual Grant Limits

The 2008 Plan provides for the issuance to key employees and directors of awards (each, an “Award”) consisting of stock options (“Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), stock grants (“Stock Grants”) and, solely to key employees, performance units (“Performance Units”). A key employee is any employee of the Company or any subsidiary, parent or affiliate of the Company designated by the Compensation Committee who, in the judgment of the Compensation Committee, acting in its absolute discretion, is key directly or indirectly to the success of the Company. While all employees are highly valued, for purposes of the Plan, the Company estimates that there are currently approximately 80 key employees. No key employee in any calendar year may be granted an Option to purchase more than 500,000 shares of Common Stock, SARs with respect to more than 500,000 shares of Common Stock, and Stock Grants and Restricted Units that are intended to comply with the requirements of Section 162(m) of the Code representing more than 350,000 shares of Common Stock.

Shares Reserved for Issuance Under the 2008 Plan

If the stockholders approve Proposal 4 at the Annual Meeting, subject to adjustment as described under “Adjustment for Change in Capitalization” and “Mergers” below, there will be 9,355,000 shares of Common Stock authorized for issuance under the 2008 Plan, all of which may be subject to ISOs (as defined herein), less one share of Common Stock for every one share of Stock that was subject to an option or stock appreciation right granted after December 31, 2007 under the Company’s 2001 Incentive Stock Plan (the “2001 Plan”) and 1.53 shares of Common Stock for every one share of Common Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2007 under the 2001 Plan. Any shares issued under the 2008 Plan may consist, in whole or in part, of authorized and unissued shares of Common Stock, treasury shares of Common Stock or shares of Common Stock purchased in the open market or otherwise. The aggregate number of shares of Common Stock that may be subject to Awards granted to directors is 800,000. Any shares of Common Stock that are issued subject to Awards of Options or SARs will be counted against this limit as one share of Common Stock for every one share of Common Stock granted. Any shares of Common Stock that are issued subject to Awards other than Options or SARs will be counted against this limit as 1.53 shares of Common Stock for every one share of Common Stock granted. Upon stockholder approval in 2010, no further awards were made under the 2001 Plan.

If any shares of Common Stock subject to an Award, or after December 31, 2007 an award under the 2001 Plan, are forfeited or expire or any Award, or after December 31, 2007 an award under the 2001 Plan, is settled for cash (in whole or in part), the shares of Common Stock subject to such Award or award under the 2001 Plan become, to the extent of the forfeiture, expiration or cash settlement, available for issuance under the 2008 Plan as described in the next paragraph. The following shares of Common Stock are not to be added to the shares of Common Stock authorized for grant as described above: (1) shares of Common Stock tendered by a key employee or director or withheld by the Company in payment of the purchase price of an Option, (2) shares of Common Stock tendered by a key employee or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or an award under the 2001 Plan, and (3) shares of Common Stock subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise thereof.

Any shares of Common Stock that again become available for grant pursuant to the 2008 Plan are added back as one share of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to Options or SARs granted under the 2008 Plan or options or SARs granted under the 2001 Plan, and as 1.53 shares of Common Stock for every one share of Common Stock granted if such shares of Common Stock were subject to Awards other than Options or SARs granted under the 2008 Plan or awards other than options or SARs granted under the 2001 Plan.

Shares of Common Stock under Awards made in substitution or exchange for awards granted by a company acquired by the Company or any affiliate or subsidiary, or with which the Company or any affiliate or subsidiary combines, do not reduce the shares of Common Stock authorized for grant under the 2008 Plan. Additionally, in the event that a company acquired by the Company or any affiliate or subsidiary or with which the Company or any affiliate or subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of that pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2008 Plan and will not reduce the shares of Common Stock authorized for grant under the 2008 Plan; provided that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company, an affiliate or a subsidiary prior to such acquisition or combination.

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Options

The Compensation Committee acting in its absolute discretion has the right to grant Options to key employees and directors to purchase shares of Common Stock. Each grant shall be evidenced by an Award Agreement setting forth whether the Option is an incentive stock option (“ISO”), which is intended to qualify for special tax treatment under Section 422 of the Code, or a non-qualified incentive stock option (“Non-ISO”). Each Option granted under the 2008 Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the exercise price specified in the related Award Agreement. At the discretion of the Compensation Committee, the Award Agreement can provide for payment of the exercise price either in cash, by check, or in Common Stock and which is acceptable to the Compensation Committee or in any combination of cash, check and such Common Stock. The exercise price may also be paid (1) through any cashless exercise procedure which is acceptable to the Compensation Committee or its delegate and which is facilitated through a sale of Common Stock, (2) with the consent of the Compensation Committee, by withholding Common Stock otherwise issuable in connection with the exercise of the Option, and (3) through any other method specified in an Award Agreement.

The terms and conditions of each Option granted under the 2008 Plan will be determined by the Compensation Committee, but no Option will be granted at an exercise price which is less than the fair market value of the Common Stock on the grant date (generally, the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded or listed on the date the Option is granted or, if there was no closing price on that date, on the last preceding date on which a closing price was reported). In addition, if the Option is an ISO that is granted to a 10% stockholder of the Company, the Option exercise price will be no less than 110% of the fair market value of the shares of Common Stock on the grant date. As of March 19, 2014, the fair market value of the Common Stock was $7.61, which represents the closing market price of the Common Stock as reported on the NASDAQ Global Market on March 19, 2014. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the option price shall not be reduced after the Option is granted, an Option may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded.

No Option granted to an employee of the Company or any subsidiary of the Company may be exercisable before the expiration of one year from the Option grant date (but it may become exercisable pro rata over such time), except in accordance with the 2008 Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No Option may be exercisable more than ten years from the grant date, or, if the Option is an ISO granted to a 10% stockholder of the Company, it may not be exercisable more than five years from the grant date. Moreover, no Option will be treated as an ISO to the extent that the aggregate fair market value of the Common Stock subject to the Option (determined as of the date the ISO was granted) which would first become exercisable in any calendar year exceeds $100,000. The Compensation Committee may not, as part of an Option grant, provide for an Option reload feature whereby an additional Option is automatically granted to pay all or a part of the Option exercise price or a part of any related tax withholding requirement.

Stock Appreciation Rights

SARs may be granted by the Compensation Committee to key employees and directors under the 2008 Plan, either as part of an Option or as stand-alone SARs. The terms and conditions for a SAR granted as part of an Option will be set forth in the related Award Agreement for the Option while the terms and conditions of a stand-alone SAR will be set forth in a related Award Agreement. SARs entitle the holder to receive an amount (in cash, Common Stock or a combination of cash and Common Stock as determined by the Compensation Committee) equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the initial stock price specified in the Award Agreement (the “SAR Value”), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for a SAR will be no less than the fair market value of a share of Common Stock as determined on the grant date in accordance with the 2008 Plan. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the SAR Value will not be reduced after the SAR is granted, a SAR may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded. In no event may a SAR granted to an employee of the Company or a subsidiary of the Company be exercisable before the expiration of one year from the SAR grant date (but it may become exercisable pro rata over such time), except in accordance with the 2008 Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No SAR may be exercisable more than ten years from the grant date.

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Restricted Units

The Compensation Committee acting in its absolute discretion shall have the right to grant Restricted Units to key employees and directors and may prescribe that vesting of any or all of the Restricted Units shall be subject to the achievement of one or more performance objectives, including the Performance Goals set forth in the 2008 Plan. The value of each Restricted Unit corresponds to the fair market value of a share of Common Stock. The terms and conditions will be set forth in the related Award Agreement. Grants of Restricted Units subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for grants of Restricted Units under the 2008 Plan. Restricted Units subject to the achievement of performance objectives will not become vested less than one year from the date of grant. There will be no adjustment to Restricted Units for dividends paid by the Company, except for adjustments made by the Compensation Committee as described under “Adjustment for Change in Capitalization” below. If the stockholders approve Proposal 4 at the Annual Meeting, cash dividends paid on the Common Stock will not be distributed to the holder of unvested Restricted Units but may be accrued and paid to the holder upon vesting of the Restricted Units.

Unless a key employee or director has made a deferral election in accordance with the 2008 Plan, upon vesting of a Restricted Unit, the key employee or director will receive payment from the Company in shares of Common Stock issued under the 2008 Plan equal to the number of vested Restricted Units and the Restricted Units will then be automatically cancelled. The Compensation Committee in its absolute discretion may permit a key employee or director to elect to defer the receipt of the delivery of shares of Common Stock that would otherwise be due upon the vesting of Restricted Units; provided that such election is made in accordance with Section 409A of the Code.

Stock Grants

A Stock Grant may be made by the Compensation Committee to key employees and directors under the 2008 Plan. The terms and conditions for a Stock Grant made will be set forth in the related Award Agreement and will be determined by the Compensation Committee acting in its sole discretion. The Compensation Committee may make the issuance of Common Stock under a Stock Grant subject to the satisfaction of one or more employment, performance, purchase or other conditions and may make the forfeiture of Common Stock issued pursuant to such a grant subject to similar conditions. The Compensation Committee may, at the time a Stock Grant is made, prescribe corporate, divisional and/or individual Performance Goals to all or any portion of the shares subject to the Stock Grant. Performance Goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria. Upon the satisfaction of any applicable forfeiture conditions and Performance Goals, the shares underlying the Stock Grant will be issued to the key employee or director. Stock Grants subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for Stock Grants under the 2008 Plan. Stock Grants subject to the achievement of performance conditions will not become vested less than one year from the date of grant. If the stockholders approve Proposal 4 at the Annual Meeting, cash dividends paid on the Common Stock will not be distributed to the holder of an unvested Stock Grant but may be accrued and paid to the holder upon vesting of a Stock Grant.

Performance Units

Performance Units may be granted to key employees under the 2008 Plan. The terms and conditions for the Performance Units, including the Performance Goals, the performance period and a value for each Performance Unit (or a formula for determining such value), shall be established by the Compensation Committee acting in its sole discretion and shall be set forth in an Award Agreement covering such Performance Units. The Compensation Committee shall specify corporate, division and/or individual Performance Goals which the key employee must satisfy in order to receive payment for such Performance Unit. If the Performance Goals are satisfied, the Company shall pay the key employee an amount in cash equal to the value of each Performance Unit at the time of payment. In no event shall a key employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year. If the stockholders approve Proposal 4 at the Annual Meeting, cash dividends paid on the Common Stock will not be distributed to the holder of unvested Performance Units but may be accrued and paid to the holder upon vesting of the Performance Units.

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Performance Goals

Performance Goals for an award of Performance Units or a Stock Grant that is intended to satisfy the requirements of Section 162(m) of the Code shall be based on achieving specified levels of one or any combination of the Performance Goals (with respect to the Company on a consolidated basis, by division, segment and/or business unit) set forth in the 2008 Plan, including net sales; revenue; revenue growth or product revenue growth; operating income; pre- or after-tax income; earnings per share; net income; return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings; economic value-added models or equivalent metrics; enterprise value metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share; return on capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; specific and objectively determinable regulatory achievements; and implementation, completion or attainment of specific and objectively determinable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. The Performance Goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary. The Compensation Committee may express any goal in alternatives, such as including or excluding (a) any acquisitions, dispositions, restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Non-Transferability

No Award will be transferable by a key employee or director other than by will or the laws of descent and distribution, and any Option or SAR will (absent the Compensation Committee’s consent) be exercisable during a key employee’s or director’s lifetime only by the key employee or director, except that the Compensation Committee may provide in an Award Agreement that a key employee or director may transfer an award to certain family members, family trusts or other family-owned entities, or for charitable donations under such terms and conditions determined by the Compensation Committee.

Amendments to the 2008 Plan

The 2008 Plan may be amended by the Board to the extent that it deems necessary or appropriate (but any amendment relating to ISOs will be made subject to the limitations of Code Section 422), except that no amendment will be made without stockholder approval to the extent required under applicable law or exchange rule and no amendment may be made to the change in control provisions of the 2008 Plan described below under “Change in Control” on or after the change in control date if it would adversely affect any rights that would otherwise vest on that date. The Board may suspend granting Awards or may terminate the 2008 Plan at any time. The Board may not unilaterally modify, amend or cancel any Award previously granted without the consent of the holder of such Award, unless there is a dissolution or liquidation of the Company or in connection with certain corporate transactions.

Adjustment for Change in Capitalization

The number, kind or class of shares of Common Stock reserved for issuance under the 2008 Plan, the annual grant limits, the number, kind or class of shares of Common Stock subject to Options, Stock Grants or SARs granted under the 2008 Plan and the exercise price of Options and the SAR Value of SARs granted shall be adjusted by the Compensation Committee in an equitable manner to reflect any change in the capitalization of the Company (including stock dividends or stock splits).

Mergers

The Compensation Committee as part of any transaction described in Code Section 424(a) shall have the right to adjust (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the 2008 Plan, the annual grant limits, and the number, kind or class of shares of Common Stock subject to Option and SAR grants and Stock Grants previously made under the 2008 Plan and the related exercise price of the Options and the SAR Values and, further, shall have the right to make (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) Option and SAR grants and Stock Grants to effect the assumption of, or the substitution for, option, stock appreciation right and stock grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

Change in Control

Assumption or Substitution of Certain Awards. Unless otherwise provided in an Award Agreement, in the event of a Change in Control (as defined in the 2008 Plan) in which the successor company assumes or substitutes for an Option, Restricted Unit, SAR or Stock Grant, if a key employee’s employment with the successor company (or a subsidiary thereof) terminates under the circumstances specified in the Award Agreement within 24 months following the Change in Control: (1) Options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), and (2) restrictions, limitations and other conditions applicable to Restricted Units and Stock Grants shall lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

Non-Assumption or Substitution of Certain Awards. Unless otherwise provided in an Award Agreement, in the event of a Change in Control in which the successor company does not assume or substitute for an Option, Restricted Unit, SAR or Stock Grant: (1) those Options and SARs outstanding as of the date of the Change in Control that are not assumed or substituted for will immediately vest and become fully exercisable, and (2) restrictions and deferral limitations on Restricted Units and Stock Grants that are not assumed or substituted for will lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

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Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control: (1) Options and SARs outstanding as of the date of the Change in Control will be cancelled and terminated without payment if the fair market value of one share of Common Stock as of the date of the Change in Control is less than the option price or SAR Value, and (2) all Performance Units will be considered to be earned and payable (either in full or pro rata based on the portion of performance period completed as of the date of the Change in Control), and any limitations or other restriction will lapse and the Performance Units will be immediately settled or distributed.

Termination of Certain Awards. The Compensation Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and SAR outstanding will terminate within a specified number of days after notice to the key employee or director, and/or that each key employee or director will receive, with respect to each share of Common Stock subject to an Option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the Change in Control over the option price or the SAR Value, as applicable, payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine.

Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to Awards under the 2008 Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

ISOs. In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the option exercise price as an item of adjustment in computing the key employee’s alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of the exercise of the ISO, a subsequent disposition of the Common Stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and exercise price. The Company will not be entitled to any federal income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take a federal income tax deduction at either the grant or the exercise of an ISO.

If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price or (2) the amount realized upon disposition of the Common Stock over the exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

Non-ISOs. A key employee or director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or director generally will recognize ordinary income and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Upon a subsequent sale of the Common Stock by the key employee or director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

SARs. A key employee or director will not recognize any taxable income upon the grant of a SAR, and the Company will not be entitled to take an income tax deduction at the time of such grant. A key employee or director will recognize ordinary income for federal income tax purposes upon the exercise of a SAR under the 2008 Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee or director will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee or director receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

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Restricted Units. A key employee or director generally will not recognize income for federal income tax purposes upon the grant of a Restricted Unit. The key employee or director generally will recognize as ordinary income an amount equal to the excess of the then fair market value of the Common Stock issued to the key employee upon vesting of a Restricted Unit over the purchase price, if any, paid for the Restricted Unit. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.

Stock Grants. A key employee or director generally will recognize ordinary income for federal income tax purposes when such individual’s interest in a Stock Grant is no longer subject to a substantial risk of forfeiture. Such income will equal the excess of the then fair market value of the Common Stock subject to such Stock Grant over the purchase price, if any, paid for such stock. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if the Company satisfies the applicable federal income tax reporting requirements.

Performance Units. A key employee generally will not recognize income for federal income tax purposes upon the grant of a Performance Unit. The key employee generally will recognize as ordinary income an amount equal to the value of the Performance Unit upon the vesting of the Performance Unit. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee in the same taxable year in which the key employee recognizes such income.

Code Section 162(m). Code Section 162(m) imposes a $1 million deduction limitation on the compensation paid to a public company’s Chief Executive Officer and its three next highly most compensated officers, excluding the Chief Financial Officer, unless the compensation meets one of the exceptions to this limitation. One exception is for option grants made at fair market value. Another exception is for grants which are made subject to the satisfaction of one or more Performance Goals which are set in accordance with Code Section 162(m) and which are forfeited if there is a failure to satisfy those Performance Goals. The 2008 Plan has been designed so that the Compensation Committee can make grants which can satisfy the requirements for these exceptions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE PROPOSED AMENDMENTS TO THE 2008 PLAN.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has determined that, except for Mr. Smith, each of its current directors and Ms. Jorden, a new nominee, is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules (the “NASDAQ Rules”).

Board Leadership

After careful consideration, in January 2011, the Board determined that the best leadership structure for the Company was to bifurcate the leadership roles of Chairman and Chief Executive Officer. The Board believes this structure is optimal for the Company because it permits the Chairman to provide independent leadership to Company oversight, strategic planning and board management, while permitting the CEO to focus more on the Company’s business, day-to-day planning, operations and execution. The Board believes that the separation of the two roles continues to provide the best balance of these important responsibilities. However, the Board believes that retaining the flexibility to unify the two roles is beneficial to the Company, and as such, the Board intends to continue to exercise its discretion in combining or separating these positions as the Board deems appropriate depending on the particular circumstances and needs of the Company at any time.

The Board believes that the independent directors provide effective oversight of the Company’s management. Moreover, in addition to the oversight and feedback provided by the independent directors during the course of the Board meetings, the independent directors have regular executive sessions at both the Board and Committee levels.

During 2013, Kohlberg Investors V, L.P. ceased to have the right to designate any directors under the Stockholders’ Agreement. However, our Board determined it would be advisable to retain Messrs. Frieder and Woodward, and Messrs. Frieder and Woodward agreed to stand for re-election at the Annual Meeting. On January 13, 2014, the Board determined it was appropriate to increase the size of the Board from eight members to nine members and appointed Dr. Nguyen as a director to fill the resulting vacancy. In March 2014 the Board determined it was appropriate to expand the Board size to ten members and approved Ms. Jorden as a new nominee. If the stockholders approve each of the nominees for director identified in Proposal 1, the size of the Board will be increased from nine members to ten members.

Board Role in Risk Oversight

The Board has risk management oversight responsibility for the Company and administers this responsibility both directly and with assistance from its committees. The Board and its committees regularly review material financial, compensation, compliance and, to a lesser degree, operational risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for reviewing with management the Company’s major financial and other operational risk exposures and the steps management has taken to monitor, and where appropriate, mitigate risks associated with those exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. For example, our Senior Vice President and General Counsel reports to the Audit Committee with respect to compliance with our risk management policies. The Audit Committee also performs a central oversight role with respect to financial risks and together with the Governance, Compliance and Nominating Committee addresses compliance risks, and reports on its findings at each regularly scheduled meeting of the Board. The Compensation Committee considers risk that may arise as a result of or otherwise in connection with the design of the Company’s compensation programs for our executives. The Governance, Compliance and Nominating Committee annually reviews the Company’s corporate governance guidelines and their implementation. Each committee regularly reports to the Board.

Board Diversity

The Governance, Compliance and Nominating Committee believes that diversity of backgrounds and viewpoints is a key attribute for directors. The Board does not have a formal diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

Board and Committee Self Assessments

The Governance, Compliance and Nominating Committee oversees a periodic evaluation process, whereby each director evaluates the Board as a whole and each member of the standing committees of the Board evaluates the committees on which he or she serves. After these evaluations are complete, the results are analyzed and discussed by the Board and each committee and with each individual director, as applicable, and, if necessary, action plans are developed.

Board Meetings; Annual Meeting Attendance

The Board held a total of twenty meetings during 2013. During such period, each director attended at least 75% of the meetings of the Board and the committees of the Board on which the director served that were held during the applicable period of service. The Company expects each member of the Board to attend its annual meeting absent a valid reason, such as a schedule conflict. All of the directors attended the annual meeting of stockholders held on May 7, 2013.

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Executive Sessions

Independent, non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not employees of the Company. The Company’s non-management directors consist of all of its current directors other than Mr. Smith. An executive session of the Board’s non-management directors is generally held in conjunction with each regularly scheduled Board meeting. In addition, regular executive sessions of non-management directors are held generally at the conclusion of each audit committee meeting. Additional executive sessions may be called at the request of the Board or the non-management directors.

Board Committees

The Company’s standing committees are the Audit Committee, Governance, Compliance and Nominating Committee, Management Development and Compensation Committee, and Corporate Strategy Committee. Each committee is composed solely of independent directors. Membership in each committee is as follows:

Audit Committee	Governance, Compliance and Nominating Committee	Management Development and Compensation	Corporate Strategy Committee
Charlotte Collins	Charlotte W. Collins*	Samuel P. Frieder	Myron Z. Holubiak
Myron Z. Holubiak	Samuel P. Frieder	David R. Hubers	David R. Hubers*
Yon Y. Jorden+	Myron Z. Holubiak	Myron Z. Holubiak	Tricia H. Nguyen
Richard L. Robbins Ω *	Tricia H. Nguyen	Yon Y. Jorden+	Stuart A. Samuels
Gordon H. Woodward	Richard L. Robbins	Stuart A. Samuels*	Gordon H. Woodward

Ω	Designates Audit Committee Financial Expert.

*	Designates committee chairperson.

+	If elected, anticipated appointment to Audit Committee and Compensation Committee.

The Company has adopted a written charter for each of the committees. Stockholders may access a copy of the charter for each of the Audit Committee, the Governance, Compliance and Nominating Committee and the Management Development and Compensation Committee on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance.” The Management Development and Compensation Committee charter, which was amended since January 1, 2013, is included in this Proxy Statement as Appendix B.

Audit Committee

Each member of the Audit Committee satisfies the independence requirements of Rule 5605(c)(2) of the NASDAQ Rules and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that Mr. Robbins is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of the SEC’s Regulation S-K. The Audit Committee is responsible, among its other duties, for overseeing the process of accounting and financial reporting of the Company and the audits of the financial statements of the Company; appointing, retaining and compensating the Company’s independent registered public accounting firm; pre-approving all audit and non-audit services by the Company’s independent registered public accounting firm; reviewing the scope of the audit plan and the results of each audit with management and the Company’s independent accountants; reviewing the internal audit function; reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures; and reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC. During 2013, the Audit Committee held four meetings.

Governance, Compliance and Nominating Committee

Each member of the Governance, Compliance and Nominating Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. The Governance, Compliance and Nominating Committee’s functions include recommending to the Board the number and names of proposed nominees for election to the Board at the Company’s annual meeting of stockholders; identifying and recommending nominees to fill expiring and vacant seats on the Board; reviewing on an annual basis committee and Board performance and recommending changes to the Board. From time to time, the Governance, Compliance and Nominating Committee engages an executive search firm to assist in identifying individuals qualified to be Board members. Except as may be required by rules promulgated by the NASDAQ Global Market or the SEC, the Governance, Compliance and Nominating Committee currently believes that there are no specific minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. In evaluating the suitability of potential nominees for election as members of the Board, the Governance, Compliance and Nominating Committee will take into consideration the current composition of the Board, including expertise, diversity and balance of inside, outside and independent directors, as well as the general qualifications of the potential nominees, including personal and professional integrity, ability and judgment and such other factors deemed appropriate. The Governance, Compliance and Nominating Committee will evaluate such factors, among others, and does not have requirements as to any particular weighting or priority of these factors. While the Governance, Compliance and Nominating Committee has not established specific minimum qualifications for director candidates, the Governance, Compliance and Nominating Committee believes that candidates and nominees must reflect a Board that is predominantly independent and is composed of directors who (i) are of high integrity, (ii) have qualifications that will increase the overall effectiveness of the Board, including expertise and knowledge in various disciplines relevant to the Company’s business and/or operations, and (iii) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. The Governance, Compliance and Nominating Committee considers recommendations for nominations from any reasonable and credible source, including officers and directors as well as from stockholders of the Company who comply with the procedures set forth in the Company’s bylaws. See the section below titled “Stockholder Proposals.” The Governance, Compliance and Nominating Committee evaluates all reasonable and credible stockholder recommended candidates on the same basis as any other candidate. When appropriate, the Governance, Compliance and Nominating Committee may retain executive recruitment firms to assist in identifying suitable candidates. The Governance, Compliance and Nominating Committee also reviews the Company’s corporate governance, compliance and ethics guidelines, and oversees the annual evaluation of the Board and management of the Company. The Governance, Compliance and Nominating Committee held ten meetings during 2013.

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Management Development and Compensation Committee

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. From time to time, the Compensation Committee utilizes compensation consultants to assist the Compensation Committee. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; and oversees the 2008 Plan, the 2001 Incentive Stock Plan (the “2001 Plan”) and the 1996 Non-Employee Directors Stock Incentive Plan (the “Directors Plan”). Upon stockholder approval of the 2008 Plan, no further grants were made under the 2001 Plan; however, if any shares of Common Stock subject to an award under the 2001 Plan are forfeited or expire, the shares of Common Stock subject to such award will, to the extent of the expiration or forfeiture again be available for issuance under the 2008 Plan, subject to certain limitations as described in the 2008 Plan. The Compensation Committee also administers the Chronimed Stock Options Plans, which were assumed by the Company in connection with its merger with Chronimed Inc. in 2005, and the CHS Plan, which was assumed and adopted by the Company in connection with its acquisition of CHS in March 2010. In connection with the assumption and adoption of the CHS Plan, certain options issued under the CHS Plan held by the five most senior executives of CHS were converted into the right to purchase 716,086 shares of Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled at the closing of the acquisition of CHS. As of March 19, 2014, there were 571,194 shares of Common Stock remaining available under the CHS Plan for grant to current employees of the Company who are former employees of CHS and to employees of the Company hired after the date of the acquisition of CHS. Upon stockholder approval of Proposal 4, no further awards will be made under the CHS Plan.

The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for senior management and other significant positions within the Company. The Compensation Committee also oversees management succession planning. The Compensation Committee has authority to obtain advice and seek assistance from internal and external accounting and other consultants and advisers, to directly supervise their work and to determine the extent of funding necessary for the payment of any such consultant or advisor retained to advise it. During 2013, the Compensation Committee held six meetings.

Corporate Strategy Committee

The Company also has a Corporate Strategy Committee. The Chief Executive Officer generally participates in each meeting of the Corporate Strategy Committee. The Corporate Strategy Committee currently consists of the following Board members: Dr. Nguyen and Messrs. Holubiak, Hubers, Samuels and Woodward. Members of the Corporate Strategy Committee are not required to be independent directors. The purpose of the Corporate Strategy Committee is to oversee the development and implementation of the Company’s corporate strategy and to assess strategic opportunities, including acquisitions and divestitures as they arise from time to time. During 2013, the Corporate Strategy Committee held five meetings.

Code of Ethics

The Company is committed to having sound corporate governance principles and has adopted a Code of Business Conduct and Ethics for its principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. The Company’s Code of Business Conduct and Ethics for its directors and officers is available on the Company’s website at www.bioscrip.com under the heading “Investors – Corporate Governance” (the contents of such website are not incorporated into this proxy statement). If any waivers of the Code of Business Conduct and Ethics are granted to the principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, or if any material amendment is made to the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment or waiver on the Company’s website under the heading “Investors – Corporate Governance.” In addition, the Board has adopted a general code of ethics that is applicable to all of the Company’s employees and directors.

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The Audit Committee has adopted a whistleblower policy in compliance with Section 806 of the Sarbanes-Oxley Act of 2002. The whistleblower policy allows employees to confidentially submit a good faith complaint regarding accounting or audit matters to the Audit Committee and management without fear of dismissal or retaliation. This policy, as well as a copy of the Company’s code of ethics, was distributed as part of the Company’s Legal and Ethical Compliance Manual to all employees for signature and signed copies are on file in the Compliance Department.

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders and other interested parties to send communications to the Board or any of the directors. Interested parties may communicate with the Board or any of the directors by sending a written communication to BioScrip, Inc., c/o Corporate Secretary at 100 Clearbrook Road, Elmsford, New York 10523. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors to whom such communication is addressed.

Review, Approval or Ratification of Transactions with Related Persons

In accordance with the terms of the Company’s Audit Committee Charter, the Audit Committee is required to review and approve all related person transactions on an ongoing basis. A related person transaction, as defined in Item 404(a) of Regulation S-K, is any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of the Company’s executive officers, directors, director nominees or 5% stockholders (or their immediate family members) has a direct or indirect material interest. During 2013, there were no related person transactions in conflict with the Company’s policies with respect to related party transactions.

Compensation of Directors

Following is the schedule of directors’ fees for 2013:

Position on the Board and Committees	Fee
Non-management director retainer fee	$50,000 annually
Additional retainer fee for Chairman of the Board	$50,000 annually
Fee for each Board committee on which a non-management director serves (other than the Chairman of the Board)	$5,000 annually
Additional fee for serving as Chair of the Audit Committee	$15,000 annually
Additional fee for serving as Chair of the Governance, Compliance and Nominating Committee, the Compensation Committee or the Corporate Strategy Committee	$10,000 annually
Fee for service on a special committees of the Board	On a case by cases basis, as determined by the Board

All of the above fees are paid quarterly. In addition to the cash compensation detailed above, each Director is to receive an annual restricted stock award of 10,000 shares of Common Stock. All Board members are also reimbursed for expenses incurred in connection with attending such meetings.

The table below sets forth all compensation earned by the Company’s non-employee directors in 2013.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Total ($)
Charlotte W. Collins	70,000	141,000	211,000
Samuel P. Frieder (3)	60,000	141,000	201,000
Myron Z. Holubiak	100,000	141,000	241,000
David R. Hubers	72,500	141,000	213,500
Richard L. Robbins	75,000	141,000	216,000
Stuart A. Samuels	70,000	141,000	211,000
Gordon H. Woodward (3)	60,000	141,000	201,000

(1)	The fees shown include the annual retainer fee paid to each non-employee director, committee member and chairman based upon the above schedule of fees for 2013.

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(2)	Value of stock and option awards determined in accordance with FASB ASC Topic 718 and represents aggregate grant date fair value. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014.

(3)	Fees due to Messrs. Frieder and Woodward are paid directly to Kohlberg by the Company. Kohlberg received $120,000 for board services as part of services provided under the Stockholders Agreement.

(4)	Each continuing director received a grant of 10,000 shares of restricted Common Stock on May 7, 2013 for annual service as a director. The following stock and option awards were outstanding at fiscal year end. The 2013 restricted Common Stock awards vest on May 7, 2014 for each non-employee director:

Name	Unvested Restricted Stock Awards Outstanding at Fiscal Year End	Option Awards Outstanding at Fiscal Year End
Charlotte W. Collins	10,000	15,000
Samuel P. Frieder	10,000	—
Myron Z. Holubiak	10,000	5,000
David R. Hubers	10,000	25,000
Richard L. Robbins	10,000	25,000
Stuart A. Samuels	10,000	25,000
Gordon H. Woodward	10,000	—

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the process of accounting and financial reporting of the Company and the audits and financial statements of the Company. The Audit Committee operates pursuant to a written charter that is reviewed annually by the Audit Committee. As set forth in the Audit Committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Company’s Audit Committee reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm, Ernst & Young LLP, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB in Rule 3200T, and as modified or supplemented. In addition, the Audit Committee has received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described in the preceding paragraph above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Submitted by the Audit Committee:

Richard L. Robbins, Chairman

Charlotte Collins

Myron Z. Holubiak

Gordon H. Woodward

* * * * *

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EXECUTIVE OFFICERS

The following sets forth certain information with respect to each executive officer of the Company during 2013 who is not also a director of the Company. Except as set forth below, none of the corporations or organizations identified below is a parent, subsidiary or other affiliate of the Company.

Hai Tran, 44, Chief Financial Officer and Treasurer. Mr. Tran has been the Company’s Chief Financial Officer since May 2012. Mr. Tran was the Chief Financial Officer and VP International of Harris Healthcare Solutions, a subsidiary of Harris Corporation, a diversified technology company, from 2011 to May 2012. From 2008 to 2011, Mr. Tran served as Chief Financial Officer of Catalyst Health Solutions, Inc., a pharmacy benefit management company. Mr. Tran served as Vice President and Treasurer of Hanger Orthopedic Group, a healthcare services, products, and distribution company, from 2006 to May 2008.

Richard Jenkins, 48, Interim Chief Operating Officer. Mr. Jenkins was appointed the Company’s Interim Chief Operating Officer in November 2013. Mr. Jenkins was appointed by us in accordance with an engagement letter dated November 27, 2013 that we entered into with Alvarez & Marsal Private Equity Performance Improvement Group, LLC (“Alvarez & Marsal”). Mr. Jenkins joined Alvarez & Marsal in 2001 and serves as a Managing Director based in Denver. Mr. Jenkins’ experience with Alvarez & Marsal has included his service in the following positions: Interim Chief Executive Officer for AGY Holding Corp. from December 2011 through July 2013, Interim Chief Financial Officer for Local Insight Media Holdings, Inc. from October 2009 through October 2011, and Interim Chief Financial Officer for Electro-Motive Diesel, Inc. from November 2008 through July 2009.

Patricia Bogusz, 54, Vice President Finance and Principal Accounting Officer. Ms. Bogusz joined the Company in 2005 and has served as Vice President of Finance and Principal Accounting Officer since April 2011. Prior to that, Ms. Bogusz served as our Vice President and Controller from July 2007 to April 2011. Prior to joining the Company, Ms. Bogusz served in various divisional controller, customer quality assurance and internal audit positions at Carlson Companies, The Valspar Corporation, and Burlington Northern Santa Fe Corporation.

Daniel Colucci, 49, Vice President PBM Services. Mr. Colucci joined the Company in 2001 and has served as Vice President of PBM Services for the Company since April 2005. Mr. Colucci previously served as Vice President, Provider Affairs for Scrip Solutions, LLC (a predecessor of the Company), effective July 2002. Prior to that he was Director of Sales and Marketing Operations for Scrip Solutions. Before joining the Company, Dan worked for PharmaCare Management as Sales Director and Manager of Market Development and for ValueRx as Director of Client Research and Director of Marketing Research.

Barbara Cormier, 71, Chief Compliance Officer and Privacy Officer. Ms. Cormier joined the Company in March 2000 as the Vice President of Pharmaceutical Relations. She was appointed Chief Compliance Officer in 2003 and she was appointed Privacy Officer in 2012.

David Evans, 50, Senior Vice President Strategic Operations. Mr. Evans joined the Company in February 2009. Mr. Evans was Chief Financial Officer and Secretary of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients, from August 2006 to July 2008. From June 2003 to August 2006, Mr. Evans was the Corporate Vice President, Strategic Operations of Option Care, Inc., a home infusion and specialty pharmaceutical company.

Vito Ponzio, Jr., 59, Senior Vice President Human Resources. Mr. Ponzio has been our Senior Vice President Human Resources since December 2010. Mr. Ponzio joined the Company in January 2010 as Vice President Community Store Division. From 1990 to 2009, Mr. Ponzio was Senior Vice President Administration for Coram Specialty Infusion Services, then a division of Apria Healthcare at the time.

Brian Stiver, 51, Senior Vice President National Infusion Sales. Mr. Stiver joined the Company in March 2009 as Vice President of Sales and was appointed Senior Vice President of Sales in July 2012. Mr. Stiver was Vice President Specialty Pharmacy at Walgreen Co. from November 2007 to March 2009, and was Vice President of Business Development for OptionCare from January 2003 through October 2007, prior to the acquisition of OptionCare by Walgreens.

Each officer is appointed by and serves at the pleasure of the Board subject to the terms of their respective employment and/or severance agreements with the Company. There is neither a family relationship between any of the officers named and any other executive officer or member of the Board nor any arrangement or understanding pursuant to which any person was selected as an officer. The service period of each officer in the positions listed and other business experience for the past five years is listed above.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior executives; and oversees the 2008 Plan, the 2001 Plan, the Directors Plan, the Chronimed Stock Options Plans and the CHS Plan. The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for executive officers and other significant positions within the Company.

The Compensation Committee, from time to time, utilizes compensation consultants to assist the Committee with:

•	compensation benchmarking;

•	incentive plan design and grant levels;

•	current and anticipated trends in executive compensation; and

•	compliance with executive compensation regulations.

Objectives of the Company’s Compensation Program

The Compensation Committee adheres to the following three principles in discharging its responsibilities:

•	Overall compensation programs should be structured to ensure our ability to attract, retain, motivate and reward those individuals who are best suited to achieving the desired performance results, both long-term and short-term, while taking into account the roles, duties and responsibilities of individuals and their respective departments.

•	There should be a strong link between executive officer compensation and the Company’s short-term and long-term financial performance.

•	Annual bonuses and long-term incentive compensation for senior management and key employees should be “at risk,” or based upon the satisfactory achievement of pre-established financial or other performance related goals and objectives.

In determining compensation, the Compensation Committee considers the compensation levels, programs and practices of certain companies in the healthcare industry to assure that our programs are market competitive. The Compensation Committee reviews and periodically adjusts the peer group it uses in making compensation decisions.

In 2012, with the assistance of Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee reviewed the composition of the Company’s peer group, particularly in light of the Company’s sale of its traditional and specialty pharmacy mail operations and community retail pharmacy stores. Based on FW Cook’s review and the Company’s size, business, revenue and market capitalization, in December 2012, the Board approved a new peer group of the following companies:

Air Methods Corporation	Chemed Corporation	Healthways, Inc.
Almost Family, Inc.	Exam Works Group, Inc.	LHC Group, Inc.
Amedisys, Inc.	Gentiva Health Services, Inc.	National Healthcare Corporation
Bio-Reference Laboratories, Inc.	Hanger, Inc.	PharMerica Corporation
Catalyst Health Solutions, Inc.	Invacare Corporation	Skilled Healthcare Group, Inc.

Management’s Role in Compensation Practices

While the Compensation Committee does not delegate to management its authority to determine executive compensation, it considers recommendations from the Chief Executive Officer and Senior Vice President Human Resources in making compensation decisions for executive officers, other than themselves. In making compensation recommendations to the Compensation Committee, the Chief Executive Officer generally considers individual, business unit, division and Company performance and comparable compensation for a similar position at other competitive companies. Compensation levels and targets, as well as performance targets and compensation ranges, are then proposed by management to the Compensation Committee which reviews the proposals, discusses them with management and from time to time the Compensation Committee’s outside consultant, and considers the benchmark data. The Compensation Committee makes final decisions on compensation. The Chairman of the Compensation Committee advises the Chief Executive Officer and Senior Vice President Human Resources of the Compensation Committee’s decisions and the Chief Executive Officer or Senior Vice President Human Resources, as applicable, in turn, inform other members of senior management of the decisions, as appropriate.

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Stockholders’ Role in Compensation Practices

The Compensation Committee considers stockholder input when setting compensation for executive officers. At our 2013 annual meeting of stockholders, 98.0% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation policies. The Board of Directors and the Compensation Committee reviewed these results and determined that, given the significant level of support, no major re-examination of our executive compensation policies was necessary at this time based on the vote results. The Compensation Committee will continue to consider the outcome of the annual advisory vote to approve compensation when making future compensation decisions for the executive officers. Based on the results of the advisory vote on the frequency of advisory votes on executive compensation which was held at our 2011 annual meeting of stockholders, we intend to next solicit input from our stockholders on our executive compensation at our 2015 annual meeting of stockholders.

Elements of the Executive Compensation Program

With the above principles and benchmarking data as a guide, the Compensation Committee embraces a “pay-for-performance” philosophy and has adopted compensation programs that it believes are competitive with compensation paid to executives in similar businesses with persons holding similar positions and having similar duties and responsibilities. The compensation program for executive officers consists of:

•	base salary,

•	annual cash incentive compensation, and

•	long-term incentive compensation.

Base Salary. Base salary is the only fixed component of the executive compensation program and is the only element of executive compensation not directly based on Company performance. The Compensation Committee reviews base salaries for executives other than the Chief Executive Officer from time to time and approves salary levels after assessing a number of factors including our performance, the executive’s performance, the executive’s scope of responsibilities, competitive compensation levels coupled with internal equity considerations, and our ability to pay. The base salary of the Chief Executive Officer is fixed pursuant to the terms of his employment agreement after benchmarking total compensation of our peer group for CEO compensation data as discussed more fully above.

Base salaries allow us to provide a competitive level of compensation in order to attract and retain superior employees. On an overall basis, base salary is generally targeted at the 50th percentile of the competitive market (as discussed above) for the Chief Executive Officer and his direct reports, subject to individual circumstances and the need to obtain or retain appropriate talent. The average base salary increase in 2013 for the Company’s named executive officers was 6.8%.

In 2013, the Compensation Committee engaged FW Cook, an independent compensation consultant, to assist the Compensation Committee in determining the amount of compensation for the Company’s Chief Executive Officer and Chief Financial Officer by conducting benchmarking analysis against the Company’s peer group. FW Cook does not provide any other services to the Company.

Performance-Based Annual Cash Incentive Compensation. We do not guarantee annual bonuses to our executives or to employees at any level. A broad group of approximately 270 management employees, including the named executive officers, are eligible to participate in a performance-based annual cash incentive plan. The cash incentive plan is designed to motivate employees to continuously improve our business performance and to promote a results-oriented business culture by rewarding an executive officer’s individual performance as well as the overall Company performance for a given year. Annual cash incentive compensation is generally targeted at the median of the companies included within its selected peer group. Executive officers have an opportunity to receive annual incentive compensation under the cash incentive plan if individual, corporate and departmental or business unit goals and objectives established annually by the Compensation Committee are achieved for a given year.

Employees eligible to participate in Company-wide cash incentive awards, including those for executives, are recommended to the Compensation Committee for approval based on an assessment by the Chief Executive Officer. If previously identified financial performance thresholds or other objective corporate goals and objectives are achieved, then an incentive award is paid to individuals for that year. Because we did not meet our financial precondition to entitlement for any cash incentive being paid in 2013, no incentive awards were earned by the named executive officers for 2013. Below are the bonus targets and performance goals that were set for 2013.

•	Richard M. Smith. The annual cash bonus for the Chief Executive Officer was targeted at 100% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $73 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

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•	Hai Tran. The annual cash bonus for the Chief Financial Officer was targeted at 80% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $73 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	David Evans. The annual cash bonus for the Senior Vice President was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $73 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Patricia Bogusz. The annual cash bonus for the Vice President of Finance was targeted at 30% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $73 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Brian Stiver. The annual cash bonus for the Senior Vice President of National Sales was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $73 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

Long-Term Incentive Compensation. We have provided long-term incentives to our executive officers through the 2008 Plan and the CHS Plan, which permit the grant of various equity based awards including stock options, stock appreciation rights, restricted stock units, restricted stock grants and performance units. The 2008 Plan does not allow the grant of “reload” options or the repricing of stock options. Long-term incentive compensation is generally targeted at the median of the companies included within the Company’s selected peer group.

The purpose of the 2008 Plan is to promote the interests of the Company by granting equity awards to key employees in order to (i) attract and retain key employees, (ii) provide an additional incentive to each key employee to work to increase the value of Common Stock, and (iii) provide each key employee with a stake in the future of the Company that corresponds to the stake of each of our stockholders. Historically stock options were the primary form of long-term incentive granted as the Compensation Committee believed that stock options were the strongest tie to stock price performance and that stock options most closely aligned the interests of the executives with our stockholders. The Compensation Committee made this decision based on a number of factors, including the following: (i) the large number of outstanding stock options previously granted to management and other employees that were out of the money; (ii) the limited number of shares of stock remaining available for grant under the 2008 Plan; (iii) the terms of the 2008 Plan which provide that any grant of stock, other than options or stock appreciation rights, are counted against the pool of stock reserved for issuance under the 2008 Plan as 1.53 shares of stock for every one share of stock granted; and (iv) the lack of vesting of certain 2008 and 2009 performance based restricted stock grants. As the Company experienced high growth, grants of stock options have allowed the Company to reach more employees while maintaining a lower than average burn rate.

The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. The Company’s equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of the stockholders’ interests. The Company’s average burn rate (total shares used for long term incentive compensation each year divided by the weighted average outstanding shares for each year) for the last three years was 3.75%, which is well below the industry threshold of 4.82% set by certain proxy advisory firms. The burn rate for fiscal year 2013 was 4.13%. The Company believes that our employees’ and other plan participants’ holdings of these options is positive for our stockholders as it represents a long term interest of our employees and other plan participants in the value of our Common Stock.

Long-term incentive compensation is generally granted on an annual basis. In addition, awards may be made to new employees upon their joining the Company, and to employees who are promoted or are rewarded for a special achievement during the year. In 2013, we granted long-term incentive compensation at the Board meeting held in the first quarter. Generally, executives receive only one grant per cycle or year.

On March 28, 2013 the Compensation Committee approved the grant of stock options to, among other employees, three of the named executive officers. The number of stock options granted to the named executive officers was as follows: (i) 200,000 options to Mr. Smith; (ii) 75,000 options to Mr. Evans; and (iii) 65,000 options to Ms. Bogusz. Each stock option granted had a strike price of the fair market value on the date of grant. The options vest in equal amounts, one third of the shares on the first, second and third anniversaries of the date of grant. The stock option agreements evidencing the grants each have a ten year term.

In addition, on March 28, 2013 the Compensation Committee approved the grant of performance-based restricted stock grants to, among other employees, two of the named executive officers, as follows: (i) 100,000 shares to Mr. Tran; and (ii) 50,000 shares to Mr. Stiver. The performance-based restricted stock grants vest in equal amounts, (x) one-third of the shares upon the earlier to occur of (i) the closing price of the Common Stock being equal to or exceeding $13.50 per share for at least 20 consecutive trading days or (ii) the Company’s achievement of EBITDA of $73 million during the fiscal year ending December 31, 2013; (y) one-third of the shares upon the earlier to occur of (i) the closing price of the Common Stock being equal to or exceeding $15.50 per share for at least 20 consecutive trading days or (ii) the Company’s achievement of EBITDA of $80 million during the fiscal year ending December 31, 2014; and (z) one-third of the shares upon the earlier to occur of (i) the closing price of the Common Stock being equal to or exceeding $18.00 per share for at least 20 consecutive trading days or (ii) the Company’s achievement of EBITDA of $88 million during the fiscal year ending December 31, 2015. However, none of the shares underlying the performance-based restricted stock grants will vest prior to the first anniversary of the date of grant and any unvested shares will be forfeited on the fifth anniversary of the date of grant.

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Deductibility of Compensation

In establishing pay levels for our executive officers, the Compensation Committee considers the impact of Section 162(m) of the Code on the amount of compensation deductible by the Company. Under current tax law, Section 162(m) imposes a $1.0 million limit on the amount that a publicly traded company may deduct for compensation paid to its chief executive officer and its next three most highly compensated executives, excluding the chief financial officer. This limitation does not apply to pay that qualifies as “performance-based compensation.” In order to qualify as performance-based, compensation must, among other things, be based solely on the attainment of pre-established objective goals under a stockholder approved plan with no discretion permitted in determining award payouts.

While our annual cash incentive compensation program does not qualify as “performance-based compensation” under Section 162(m) because it provides discretion to the Compensation Committee to adjust awards up or down, the Compensation Committee generally seeks to structure long-term incentive compensation for the executive officers so as to qualify for full tax deductibility under Section 162(m). Our outstanding restricted stock grants are based on, and any future grants are expected to be based on, our achievement of pre-established performance goals. In addition, stock options granted under the 2008 Plan are exempt from the deduction limit of 162(m). The Compensation Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the executive officers when appropriate. However, the Committee reserves the right to make awards outside of these plans or to provide compensation that does not qualify for full tax deductibility under Section 162(m) when deemed appropriate.

Retirement

We maintain a qualified 401(k) plan in which all eligible employees (including the named executive officers) may participate.

Perquisites

The Company did not provide perquisites to any of the named executive officers in 2013.

Stock Ownership Policy

The Company encourages stock ownership through stock ownership guidelines in place for directors and executives. At the Company’s 2013 annual meeting of stockholders, the Company's stockholders approved the BioScrip, Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP provides all eligible employees, as defined under the ESPP, the opportunity to purchase up to a maximum number of shares of Common Stock as determined by the Compensation Committee. Participants in the ESPP may acquire Common Stock at a cost of 85% of the lower of the fair market value on the first or last day of the plan year from January 1 through December 31. No shares were issued under the ESPP as of December 31, 2013. The Company is currently in the roll-out and implementation phase of the ESPP.

Compensation Committee Report

Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Management Development and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Submitted by the Management Development and
Compensation Committee:

Stuart A. Samuels, Chairman

Samuel P. Frieder

Myron Z. Holubiak

David R. Hubers

Compensation Committee Interlocks and Insider Participation

Samuel P. Frieder, Myron Z. Holubiak, David R. Hubers and Stuart A. Samuels, who currently compose the Management Development and Compensation Committee, are each independent, non-employee directors of the Company. No executive officer (current or former) of the Company served as a director or member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of the Board, or (iv) were directly or indirectly the beneficiary of any related party transaction required to be disclosed under the applicable regulations under the Exchange Act, during the year ended December 31, 2013.

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Summary Compensation Table

The table below summarizes the total compensation for each of the Company’s named executive officers in 2013, 2012 and 2011 for the years in which they served as named executive officers.

Name & Principal Position	Year	Salary $	Stock Awards ($)(1)	Option/SAR Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Richard M. Smith (3)
President & Chief	2013	703,365	—	1,484,640	140,115	2,328,120
Executive Officer	2012	650,000	—	1,703,315	433,206	2,786,521
	2011	650,000	—	406,740	90,791	1,147,531

Hai Tran (4)
Chief Financial Officer	2013	436,538	1,188,670	—	45,750	1,670,958
	2012	238,462	—	901,840	27,411	1,167,713

David Evans
Senior Vice President Strategic	2013	325,000	—	556,740	10,270	892,010
Operations	2012	312,500	—	400,780	40,270	753,550
	2011	260,000	—	135,580	—	395,580

Brian Stiver (5)
Senior Vice President, National	2013	275,000	594,335	—	4,680	874,015
Infusion Sales

Patricia Bogusz (6)
Vice President Finance	2013	265,543	—	463,405	4,680	733,628
Principal Accounting Officer	2012	228,830	—	385,260	34,680	648,770

(1)	Values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2014.

(2)	Details regarding the amount shown can be found in the “All Other Compensation” table below and the footnotes thereto.

(3)	On March 8, 2013, the Compensation Committee approved an increase of Mr. Smith’s base annual salary from $650,000 to $725,000, effective April 1, 2013. Effective December 1, 2013, Mr. Smith’s base annual salary decreased back to $650,000 pursuant to an amended and restated employment agreement between the Company and Mr. Smith, dated as of November 25, 2013, providing for a base annual salary of $650,000 beginning on December 1, 2013.

(4)	Mr. Tran joined the Company in May 2012, and so was not a named executive officer in 2011. On March 8, 2013, the Compensation Committee approved an increase of Mr. Tran’s base annual salary from $400,000 to $450,000, effective March 28, 2013. Effective December 1, 2013, the Compensation Committee reduced Mr. Tran’s base salary to $400,000.

(5)	Mr. Stiver was not a named executive officer in either 2011 or 2012.

(6)	Ms. Bogusz was not a named executive officer in 2011.

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All Other Compensation

The table below and related footnote disclosure describe each component of compensation included under the column heading “All Other Compensation” in the Summary Compensation Table above.

Name	Year	Insurance Premiums ($)	Legal/ Outplacement/ Reimbursements ($)(1)		Contingent Cash Award ($)(2)	Total ($)

Richard M. Smith	2013	10,270	129,845	(3)	—	140,115
	2012	10,270	97,936		325,000	433,206
	2011	—	90,791		—	90,791

Hai Tran	2013	9,847	35,903		—	45,750
	2012	4,740	22,671		—	27,411

David Evans	2013	10,270	—		—	10,270
	2012	10,270	—		30,000	40,270
	2011	—	—		—	—

Patricia Bogusz	2013	4,680	—		—	4,680
	2012	4,680	—		30,000	34,680

Brian Stiver	2013	4,680	—		—	4,680

(1)	Represents commuting fees paid.

(2)	Cash award paid upon completion of sale of the Company’s Community Pharmacy and Mail Order business.

(3)	Includes legal fees paid on behalf of Mr. Smith in connection with the negotiation of his employment agreement executed in November 2013.

Grants of Plan Based Awards

In 2013, the Compensation Committee approved the grant of the following awards to named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date		Target ($)	Maximum ($)	Target (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or base price of option awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards (3)

Richard M. Smith	3-8-2013		650,000	1,300,000	—	—	—	—
	3-28-2013	(4)	—	—	—	200,000	12.71	1,484,640

Hai Tran	3-8-2013		320,000	640,000	—	—	—	—
	3-28-2013	(5)	—	—	100,000	—	—	1,188,670

David Evans	3-8-2013		130,000	260,000	—	—	—	—
	3-28-2013	(4)	—	—	—	75,000	12.71	556,740

Patricia Bogusz	3-8-2013		82,500	165,000	—	—	—	—
	3-28-2013	(4)	—	—	—	65,000	12.71	463,405

Brian Stiver	3-8-2013		110,000	220,000	—	—	—	—
	3-28-2013	(6)	—	—	50,000	—	—	594,335

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(1)	These columns represent the estimated amounts of annual cash incentive awards granted under the Company’s performance-based annual cash incentive plan. In March 2014, the Compensation Committee determined that zero cash incentive awards with respect to the fiscal year ended December 31, 2013 were earned by the named executive officers because the Company did not meet the financial preconditions to entitlement for payment of the cash incentive awards.

(2)	Options are granted with an exercise price equal to the closing price per share of common stock on the date of grant.

(3)	Represents the total fair value, estimated as per FASB ASC Topic 718.

(4)	Represents stock options granted under the 2008 Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.

(5)	Represents restricted stock awards granted under the CHS Plan. Vesting occurs in three equal tranches commencing no earlier than the first anniversary of the date of grant and based on the Company’s satisfaction of certain market conditions or performance criteria for the fiscal years ended December 31, 2013, 2014 and 2015; unvested shares will be forfeited on the fifth anniversary of the date of grant.

(6)	Represents restricted stock awards granted under the 2008 Plan. Vesting occurs in three equal tranches commencing no earlier than the first anniversary of the date of grant and based on the Company’s satisfaction of certain market conditions or performance criteria for the fiscal years ended December 31, 2013, 2014 and 2015; unvested shares will be forfeited on the fifth anniversary of the date of grant.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options, SARs and restricted stock by the named executive officers as of December 31, 2013.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard M. Smith	105,000	—		—	2.27	2-Jan-19	—		—	—	—
	250,000	—		—	9.09	27-Apr-20	—		—	—	—
	125,000	—		—	6.65	16-Jun-20	—		—	—	—
	200,000	—		—	5.70	31-Dec-20	—		—	—	—
	100,000	50,000	(1)	—	4.42	26-Apr-21	—		—	—	—
	141,667	283,333	(2)	—	6.62	8-Mar-22	—		—	—	—
	—	200,000	(3)	—	12.71	28-Mar-23	—		—	—	—

Hai Tran	66,667	133,333	(4)	—	7.73	14-May-22	—		—	—	—
	—	—		—	—	—	100,000	(5)	740,000	—	—

David Evans	40,000	—		—	1.71	20-Feb-19	—		—	—	—
	50,000	—		—	6.65	16-Jun-20	—		—	—	—
	33,333	16,667	(1)	—	4.42	26-Apr-21	—		—	—	—
	33,334	66,666	(2)	—	6.62	8-Mar-22	—		—	—	—
	—	75,000	(3)	—	12.71	28-Mar-23	—		—	—	—

Patricia Bogusz	10,000	—		—	6.46	27-Jul-20	—		—	—	—
	13,333	6,667	(6)	—	4.24	1-Mar-21	—		—	—	—
	33,333	16,667	(1)	—	4.42	26-Apr-21	—		—	—	—
	33,334	66,666	(2)	—	6.62	8-Mar-22	—		—	—	—
	—	65,000	(3)	—	12.71	28-Mar-23	—		—	—	—

Brian Stiver	40,000	—		—	2.73	28-Apr-19	—		—	—	—
	7,500	—		—	6.65	16-Jun-20	—		—	—	—
	16,667	8,333	(1)	—	4.42	26-Apr-21	—		—	—	—
	26,667	53,333	(2)	—	6.62	8-Mar-22	—		—	—	—
	—	—		—	—	—	50,000	(5)	370,000	—	—

(1)	Vesting schedule is as follows: one-third vested on April 26, 2012, one-third vested on April 26, 2013 and one-third will vest on April 26, 2014.

(2)	Vesting schedule is as follows: one-third vested on March 8, 2013, one-third vested on March 8, 2014 and one-third will vest on March 8, 2015.

(3)	Vesting schedule is as follows: one-third vested on March 28, 2014, one-third will vest on March 28, 2015 and one-third will vest on March 28, 2016.

(4)	Vesting schedule is as follows: one-third vested on May 14, 2013, one-third will vest on May 14, 2014 and one-third will vest on May 14, 2015.

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(5)	Vesting occurs in three equal tranches commencing no earlier than the first anniversary of the date of grant and based on the Company’s satisfaction of certain market conditions or performance criteria for the fiscal years ended December 31, 2013, 2014 and 2015; unvested shares will be forfeited on the fifth anniversary of the grant date.

(6)	Vesting schedule is as follows: one-third vested on March 1, 2012, one-third vested on March 1, 2013 and one-third vested on March 1, 2014.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock options exercised and vested stock awards by the Company’s executive officers during the year ended December 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)

Richard M. Smith	—	—	—	—

Hai Tran	—	—	—	—

David Evans	—	—	—	—

Patricia Bogusz	39,687	290,983	—	—

Brian Stiver	—	—	—	—

Employment and Severance Agreements

Richard M. Smith — Employment Agreement

On December 23, 2010, the Company and Mr. Smith entered into a new employment agreement which replaced his prior severance agreement with the Company (the “2010 Employment Agreement”). The terms of the 2010 Employment Agreement provided for the employment of Mr. Smith as the Chief Executive Officer at an initial base annual salary of $650,000, which may be increased (but not decreased) at the discretion of the Board of Directors. Under the 2010 Employment Agreement, Mr. Smith was eligible to participate in the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary and contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee no later than 90 days after the commencement of each calendar year. The Company agreed to reimburse Mr. Smith for up to $15,000 for legal fees incurred in connection with review and negotiation of the 2010 Employment Agreement.

On December 31, 2010, pursuant to the 2010 Employment Agreement, Mr. Smith was granted a cash denominated SAR, which is outside of the 2008 Plan, with respect to 200,000 shares of Common Stock at a grant price equal to $5.70. Such SAR will vest in three equal annual installments and will fully vest in connection with a Change of Control (as defined in the 2010 Employment Agreement). Mr. Smith may exercise this SAR, in whole or in part, to the extent such SAR has been vested and will receive in cash the amount, if any, by which the closing stock price on the exercise date exceeds the grant price. Upon the exercise of any SARs, as soon as practicable under the applicable Federal and state securities laws, Mr. Smith will be required to use the net after-tax proceeds of such exercise to purchase shares of Common Stock from the Company at the closing stock price of the Common Stock on that date and hold such shares of Common Stock for a period of not less than one year from the date of purchase, except that he will not be required to purchase any shares of Common Stock if he exercises such SAR on or after a Change of Control of the Company. Mr. Smith’s right to exercise such SAR will expire on the earliest of (1) the tenth anniversary of the grant date, (2) the date that he forfeits his right to exercise such SAR as a result of termination of his employment, as more fully described below, or (3) the date that such SAR is exercised in full.

On November 25, 2013, the Company and Mr. Smith entered into an amended and restated employment agreement (the “2013 Employment Agreement”), effective as of December 1, 2013, regarding Mr. Smith’s employment with the Company. The terms of the 2013 Employment Agreement provide for the employment of Mr. Smith as the Company’s President and Chief Executive Officer at an initial base annual salary of $650,000, which may be increased (but not decreased) at the discretion of the Board. Mr. Smith is eligible to participate in the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary and contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee no later than 90 days after the commencement of each calendar year. Mr. Smith is also entitled to vacation of up to 25 business days per calendar year, available in accordance with the Company’s policies for its senior executives. The Company agreed to reimburse Mr. Smith for up to $20,000 for legal fees incurred in connection with review and negotiation of the 2013 Employment Agreement.

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Mr. Smith is subject to a non-compete covenant, which provides that during the term of employment and for two years following his termination, Mr. Smith may not, directly or indirectly, own, manage, operate, control or participate in any business that is competitive with the Company’s business or any material component of the Company’s business within the United States. Similarly, during the term of employment and for two years following the date of his termination, Mr. Smith may not, directly or indirectly, solicit or otherwise interfere with the Company’s relationship with any present or former employee, contractor or customer of the Company. Mr. Smith is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

Unless renewed or extended, Mr. Smith’s employment will terminate upon expiration of the 2013 Employment Agreement. The 2013 Employment Agreement is for a three year term unless earlier terminated by the Company or Mr. Smith as provided in the 2013 Employment Agreement. If Mr. Smith’s employment is terminated due to his death, (i) his estate or beneficiaries are entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his death; (ii) a pro-rata portion of Mr. Smith’s annual bonus for the then current calendar year will be paid based on actual achievement of performance criteria for that year; and (iii) all unvested stock options and SARs outstanding immediately prior to his death may be exercised by his estate for a period equal to the earlier of one year from and after the date of his death and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements). If the Company terminates Mr. Smith’s employment due to his disability or without Cause (defined below) or if Mr. Smith terminates his employment with Good Reason (defined below) or if Mr. Smith’s employment is terminated because the Company fails to renew the 2013 Employment Agreement prior to expiration, (i) he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his disability; (ii) a pro-rata portion of Mr. Smith’s annual bonus for the then current calendar year will be paid based on actual achievement of performance criteria for that year; (iii) all unvested stock options and SARs outstanding immediately prior to his termination date will vest in full and, together with all options and SARs outstanding immediately prior to his termination date, may be exercised by him for a period equal to the earlier of one year from and after his termination date and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements); (iv) he will be entitled to receive for a period of two years following termination, two times his annual salary at the time of termination of his employment (less, in the case of termination due to disability, the gross proceeds paid to him on account of Social Security or other similar benefits and Company provided short-term and long-term disability plans); and (v) he will be entitled to elect continuation coverage under the Company’s group health plan for a period of eighteen (18) months pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), provided that he is eligible and remains eligible for COBRA coverage.

If the Company terminates Mr. Smith for Cause or if Mr. Smith terminates his employment without Good Reason, he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of termination.

“Cause,” for purposes of the 2013 Employment Agreement, means (i) conviction of a felony or a crime of moral turpitude; (ii) commission of unauthorized acts intended to result in Mr. Smith’s personal enrichment at the material expense of the Company; or (iii) material violation of duties or responsibilities to the Company which constitute willful misconduct or dereliction of duty, provided that a majority of the members of the Board must first approve a Cause termination for willful misconduct or dereliction of duty before the Company effectuates such a termination. “Good Reason,” for purposes of the 2013 Employment Agreement, means the existence of any one or more of the following conditions without Mr. Smith’s consent that continue for more than 45 days following written notice of such conditions by Mr. Smith to the Compensation Committee: (i) a material change in or reduction of Mr. Smith’s authority, duties and responsibilities, or the assignment to Mr. Smith of duties materially inconsistent with Mr. Smith’s position with the Company; (ii) a requirement that Mr. Smith report to any person, executive or board of directors other than the Board; or (iii) a material reduction in Mr. Smith’s then current annual salary or target bonus award opportunity.

Under the terms of the 2013 Employment Agreement, if there is a change in control and the Company reasonably determines that any payment or distribution by the Company to or for the benefit of Mr. Smith would be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Code, then the Company will determine the safe harbor amount under the Code that would not result in the Excise Tax and will pay to Mr. Smith the higher of the safe harbor amount or the payments otherwise due to Mr. Smith in the absence of such provision, net of all applicable taxes, including the tax under Section 4999 of the Code.

Hai Tran — Engagement Letter

On April 19, 2012, Mr. Tran and the Company entered into an engagement letter (the “Engagement Letter”). The terms of the Engagement Letter provide for the employment of Mr. Tran as the Company’s Senior Vice President, Chief Financial Officer for a term of two years at an initial base salary of $400,000 per annum, and eligibility to participate in the Company’s cash bonus program with a target bonus of up to 80% of his base salary. Subject to Board approval, Mr. Tran was granted options to purchase 200,000 shares of the Company’s common stock par value $0.0001 per share, subject to the terms and conditions set forth in the CHS Plan. The exercise price of such options is equal to the fair market value of a share of Common Stock on the date of grant and the options vest in three equal installments at the rate of one-third per year over three years commencing on the first anniversary of the grant date, subject to Mr. Tran being employed by the Company on such anniversary date or as otherwise expressly provided in the CHS Plan.

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Under the terms of the Engagement Letter, as a condition to his employment Mr. Tran entered into a restrictive covenant agreement with the Company which provides that during the term of employment and for one year following his termination, Mr. Tran may not directly or indirectly participate in any business which is competitive with the Company’s business. Similarly, for two years following his termination, Mr. Tran may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Tran is also required to keep confidential during the term of employment and thereafter all confidential information concerning the Company and its business.

If Mr. Tran’s employment is terminated by the Company for “Cause” (as defined below) or due to death or disability, or if Mr. Tran resigns without “Good Reason” (as defined below), then (i) he will be entitled to receive his salary and benefits earned and accrued through the date of termination, (ii) all fully vested and exercisable options may be exercised to the extent authorized by the CHS Plan, and all unvested stock options shall cease to vest and be forfeited as of such date, and (iii) no other benefits shall accrue or vest subsequent to such date.

If the Company terminates Mr. Tran without Cause or if Mr. Tran resigns for Good Reason, then, subject to execution of a Waiver and Release Agreement, Mr. Tran will be entitled to receive: (1) the salary he earned through the date of termination, (2) for a period of two years following his date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment, and (3) all fully vested and exercisable options may be exercised in accordance with the CHS Plan, and all unvested stock options shall cease to vest and be forfeited as of such date. If Mr. Tran is terminated by the Company without Cause, he will also be eligible to receive a pro-rated bonus for the year.

“Cause,” for purposes of the Engagement Letter, means (i) commission of criminal conduct which involves moral turpitude; (ii) conviction of, or plea of nolo contendre to, a criminal offense that (a) is a felony, or (b) results in imprisonment; (iii) acts which constitute fraud or self-dealing against the Company or any of its subsidiaries, including, without limitation, misappropriation or embezzlement; (iv) violation of federal securities laws or state securities law applicable to the Company; (v) willful engagement in conduct which is materially injurious to the Company or any of its subsidiaries; or (vi) gross misconduct in the performance of duties as an employee of the Company.

“Good Reason,” for purposes of the Engagement Letter, means the existence of any one or more of the following conditions that continue without Mr. Tran’s consent for more than 45 days following written notice of such conditions by Mr. Tran to the Chief Executive Officer: (i) a material change in or reduction of Mr. Tran’s authority, duties and responsibilities, or the assignment to Mr. Tran of duties materially inconsistent with Mr. Tran’s position with the Company; or (ii) a reduction in Mr. Tran’s gross bi-weekly salary below his initial gross bi-weekly salary as stated in the Engagement Letter; provided that Mr. Tran delivers such notice within 30 days following his learning of such condition.

If a change of control event (as defined in the CHS Plan) occurs prior to May 1, 2014, and either the Company or a successor entity terminates Mr. Tran’s employment without Cause within one year of the change in control event or Mr. Tran resigns for Good Reason within 180 days of the change in control event, then, subject to execution of a Waiver and Release Agreement, Mr. Tran will be entitled to receive (1) the salary, bonus and other benefits earned and accrued through the date of termination, and (2) for a period of two years following his date of termination, the base salary that Mr. Tran was receiving at the time of such termination of employment.

David Evans — Employment Letter Agreement and Severance Agreement

On January 30, 2009, Mr. Evans, Senior Vice President, Strategic Operations, entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Evans. In 2012, Mr. Evans’s annual base salary was increased to $325,000 from his 2010 base salary of $260,000. Under the terms of the employment agreement, Mr. Evans is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to corporate, departmental and individual targets being met. Under the employment agreement and subject to approval of the Board of Directors, Mr. Evans will also be eligible to receive stock options and restricted stock commensurate with his position.

In connection with the employment agreement, Mr. Evans also entered into a Restrictive Covenant Agreement effective February 2, 2009, which provides that during the term of employment and for a period of one year following his termination, Mr. Evans may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Evans may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer of the Company with whom Mr. Evans dealt in the two years prior to his termination of his employment with the Company. Mr. Evans is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

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In connection with beginning his employment with the Company, Mr. Evans entered into a Severance Agreement dated February 2, 2009. Pursuant to the terms of such severance agreement, if the Company terminates Mr. Evans’ employment without cause, upon execution of the Company’s standard Waiver and Release, Mr. Evans is entitled to receive (i) severance payments equal to one year of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices, and (ii) reimbursement for the cost of continuing health benefits for a period of one year following the date of termination; provided, however, that if Mr. Evans secures new employment during the one year period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary; and provided further, if his new employer offers health insurance coverage, the Company will no longer be obligated to reimburse Mr. Evans for health insurance coverage effective on the date he starts such new employment.

Patricia Bogusz — Employment Letter Agreement

Ms. Bogusz entered into an employment agreement with the Company on June 21, 2007, and an amendment to such agreement as of May 26, 2011. The employment agreement provides for Ms. Bogusz’ employment until terminated by the Company or Ms. Bogusz. In 2012, Ms. Bogusz’ annual base salary was increased to $232,419 from her 2011 base salary of $223,080. In 2013, her annual base salary was further increased to $275,000. Under the terms of the employment agreement, Ms. Bogusz is eligible to participate in the Company’s cash bonus program subject to corporate, departmental and individual targets being met with a target bonus of up to 30% of her base salary. Under the employment agreement, Ms. Bogusz was granted options to purchase 50,000 shares of the Company’s Common Stock.

Under the terms of the employment agreement, Ms. Bogusz is eligible to participate in all employee benefit plans and policies commensurate with her position. Under the employment agreement and subject to approval of the Board, Ms. Bogusz will also be eligible to receive stock options and restricted stock commensurate with her position.

In connection with the employment agreement, Ms. Bogusz also entered into a Restrictive Covenant Agreement, which provides that during the term of employment and for a period of two years following the date of her termination, Ms. Bogusz may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer of the Company with whom Ms. Bogusz dealt in the two years prior to her termination of her employment with the Company. Ms. Bogusz is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with her beginning employment with the Company, Ms. Bogusz entered into a Severance Agreement dated July 11, 2007. Pursuant to the terms of such severance agreement, if the Company terminates Ms. Bogusz’ employment without cause or if Ms. Bogusz terminates her employment for good reason, upon execution of the Company’s standard Waiver and Release, Ms. Bogusz is entitled to receive (i) severance payments equal to one year of salary at her then current base salary level payable in accordance with the Company’s then applicable payroll practices, and (ii) all outstanding securities to be issued under the Company’s stock options plans and held by Ms. Bogusz shall vest and become immediately exercisable; provided, however, that if Ms. Bogusz secures new employment during the one year period following her termination, any remaining severance payments will be reduced to an amount equal to the difference between her base salary on the date of termination and her new base salary. If Ms. Bogusz’ employment is terminated for by the Company for cause or by Ms. Bogusz without good reason, the Company would not be liable for, or obligated to pay any stock or cash bonus compensation, incentive or otherwise, or any other compensation contemplated not already paid or not already accrued as of the date of such termination and no other benefits shall accrue or vest subsequent to such date.

Brian Stiver — Employment Letter Agreements

Mr. Stiver entered into an employment agreement with the Company on March 10, 2009. The employment agreement provides for Mr. Stiver’s employment until terminated by the Company or Mr. Stiver. On July 30, 2012, in connection with his promotion to Senior Vice President, Infusion Sales, Mr. Stiver entered into an additional employment agreement with the Company which supplements the employment agreement entered into on March 10, 2009. Mr. Stiver receives an annual base salary of $275,000 and eligibility to participate in the Company’s cash bonus program subject to corporate, departmental and individual targets being met with a target bonus of up to 40% of his base salary. Under the terms of his employment agreement, Mr. Stiver is eligible to participate in all employee benefit plans and policies commensurate with his position.

In connection with beginning his employment with the Company, Mr. Stiver also entered into a Restrictive Covenants Agreement, which provides that for a period of one year following his termination, Mr. Stiver may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Stiver may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer, client or referral source of the Company with whom Mr. Stiver dealt in the two years prior to his termination of his employment with the Company. Mr. Stiver is also required to keep confidential during the term of his employment and thereafter all confidential and proprietary information concerning the Company and its business.

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In connection with beginning his employment with the Company, Mr. Stiver also entered into a Severance Agreement dated March 10, 2009. Pursuant to the terms of such Severance Agreement, if the Company terminates Mr. Stiver’s employment without cause, upon execution of the Company’s standard Waiver and Release, Mr. Stiver is entitled to receive severance payments equal to six months of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices; provided, however, that if Mr. Stiver secures new employment during the six month period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary.

Potential Change in Control and Severance Payments

The following tables summarize potential change in control payments. The columns below describe the payments that would apply in different termination scenarios – a termination of employment as a result of the named executive officer’s voluntary resignation without good reason, her or his termination by us for cause, death, disability, termination of employment without cause, termination of employment as a result of the named executive officer’s resignation for good reason, or termination of employment as a result of a change in control. The table assumes that the termination or change in control occurred on December 31, 2013. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, the below assumes a price per share of Common Stock of $7.40, which represents the closing market price of the Common Stock as reported on the NASDAQ Global Market on December 31, 2013. All amounts are expressed in dollars.

Richard M. Smith

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	1,300,000	1,300,000	1,300,000
Equity
Unexercisable Options	—	370,000	370,000	370,000	370,000
Total	—	370,000	370,000	370,000	370,000
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	16,418	16,418	16,418
Total	—	—	16,418	16,418	16,418
Total	—	370,000	1,686,418	1,686,418	1,686,418

Cash Severance: Pro rata current bonus in the event of termination as a result of death; two times base salary and pro rata current bonus in the event of termination as a result of disability, without cause, for good reason or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on the December 31, 2013 closing price of $7.40.

Health & Welfare: Eighteen additional months of health and welfare benefits in the event of termination as a result of death, disability, without cause or for good reason.

David Evans

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	325,000	325,000	325,000	325,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	10,976	10,976	10,976
Total	—	—	10,976	10,976	10,976
Total	—	325,000	335,976	335,976	335,976

Cash Severance: One year base salary in the event of termination as a result of death, disability, without cause, for good reason or change in control.

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Health & Welfare: One additional year of health and welfare benefits in the event of termination as a result of death, disability, without cause, for good reason or change in control.

Patricia Bogusz

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	275,000	275,000	275,000	275,000
Equity
Unexercisable Options	—	122,735	122,735	122,735	122,735
Total	—	122,735	122,735	122,735	122,735
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	397,735	397,735	397,735	397,735

Cash Severance: One year base salary in the event of termination as a result of death, disability, without cause, for good reason or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on the December 31, 2013 closing price of $7.40.

Hai Tran

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	—	400,000	800,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	—	400,000	800,000

Cash Severance: Pro rata current bonus and two years base salary in the event of termination as a result of a change in control. In the event of termination without cause or for good reason, then for a period of two years following Mr. Tran’s date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment.

Brian Stiver

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	137,500	137,500	137,500	137,500
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	137,500	137,500	137,500	137,500

Cash Severance: Six months base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

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STOCKHOLDER PROPOSALS

Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under Rule 14a-8, proposals submitted for inclusion in the Company’s 2015 proxy materials must be received by the Company at 100 Clearbrook Road, Elmsford, New York 10523, Attention: Secretary, no later than the close of business December 1, 2014, in order to be included in the Company’s proxy statement and proxy relating to the 2015 annual meeting; provided, however, that in the event that the date of such meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, notice by the stockholder to be included in the Company’s proxy statement and proxy relating to the 2015 annual meeting must be so delivered a reasonable time before the Company begins to print and send its proxy materials. Proposals must comply with all the requirements of Rule 14a-8 and the Company’s bylaws. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors made outside of Rule 14a-8 under the Exchange Act may be considered at the 2015 annual meeting of stockholders only if timely notice is given to the Company. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company no later than February 7, 2015 and no earlier than January 8, 2015; provided, however, that in the event that the date of the 2015 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, notice by a stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2015 annual meeting and not later than the close of business on the later of the 90th day prior to the 2015 annual meeting or the tenth day following the day on which public announcement of the date of the 2015 annual meeting is first made. Such stockholder notice must comply with all of the requirements of the Company’s bylaws.  The Board or the presiding officer at the 2015 annual meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law.  These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company’s proxy statement.

ANNUAL REPORT

A copy of the Company’s 2013 Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, is enclosed but is not to be regarded as proxy solicitation materials.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of this Proxy Statement and one copy of the Company’s 2013 Annual Report on Form 10-K to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.

You may revoke your consent to householding at any time by calling 800-542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to BioScrip, Inc., Secretary, 100 Clearbrook Road, Elmsford, New York 10523 or contact BioScrip, Inc. Secretary at 914-460-1600.

DIRECTIONS TO THE ANNUAL MEETING

The Annual Meeting will be held at the Sheraton Tarrytown Hotel, located at 600 White Plains Road, Tarrytown, New York 10591. The Sheraton Tarrytown Hotel can be reached as follows:

From South

•	Take the New Jersey Turnpike north to the Garden State Parkway north.
•	Proceed to I- 287 East over the Tappan Zee Bridge.
•	Take Exit 9 towards Tarrytown.
•	Turn right onto Route 119 East/White Plains Road.
•	The hotel will be on the right.

From North

•	Take I-87 South (New York State Thruway) to I-287 East.
•	Continue over the Tappan Zee Bridge.
•	Take Exit 9 towards Tarrytown.

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•	Turn right onto Route 9 North.
•	Take a right onto Route 119 East/White Plains Road.
•	The hotel will be on the right.

From West

•	Take I-287 East over the Tappan Zee Bridge.
•	Take Exit 9 towards Tarrytown.
•	Take a right onto Route 9 North.
•	Turn right onto Route 119 East/White Plains Road.
•	The hotel will be on the right.

From East

•	Take Interstate 684 south to I-287 West.
•	Take Exit 1 towards Tarrytown.
•	Bear right onto Route 119 West/White Plains Road.
•	The hotel will be on the left.

BIOSCRIP, INC. 100 CLEARBROOK RD. ELMSFORD, NEW YORK 10523

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

45

Appendix A

Note: This version of the BioScrip, Inc. 2008 Equity Incentive Plan shows the Plan as proposed to be amended, subject to the approval by the requisite affirmative votes of the Company’s stockholders at the 2014 Annual Meeting of Stockholders, as described in Proposal 4.

BIOSCRIP, INC.

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

AS AMENDED

EFFECTIVE AS OF MAY 8, 2014

7.5	Exercise Period	5
7.6	Reload Option Grants Prohibited	6
§ 8. STOCK APPRECIATION RIGHTS		6
8.1	Committee Action	6
8.2	Terms and Conditions	6
8.3	Exercise	6
§ 9. RESTRICTED STOCK UNITS		7
9.1	Committee Action	7
9.2	No Adjustment for Cash Dividends	7
9.3	Payment for Restricted Stock Units	7
9.4	Deferrals	7
9.5	Performance-Based Vesting	7
§ 10. STOCK GRANTS		7
10.1	Committee Action	7
10.2	Conditions	7
10.3	Dividends and Voting Rights	8
10.4	Satisfaction of Forfeiture Conditions	8
10.5	Performance-Based Vesting	8
§ 11. PERFORMANCE UNITS		8
11.1	Committee Action	8
11.2	Conditions	8
11.3	Performance Goals	8
11.4	Performance Period	9
11.5	Payment for Performance Units	9
§ 12. NON-TRANSFERABILITY		9
§ 13. SECURITIES REGISTRATION		9
§ 14. LIFE OF PLAN		10
§ 15. ADJUSTMENT		10
15.1	Capital Structure	10
15.2	Mergers	10
15.3	Fractional Shares	10
§ 16. CHANGE IN CONTROL		11
16.1	Assumption or Substitution of Certain Awards	11
16.2	Non-Assumption or Substitution of Certain Awards	11
16.3	Impact on Certain Awards	11
16.4	Termination of Certain Awards	11
§ 17. AMENDMENT OR TERMINATION		11
§ 18. MISCELLANEOUS		11
18.1	Shareholder Rights	11
18.2	No Contract of Employment or Service	12
18.3	Withholding	12
18.4	Construction	12
18.5	Other Conditions	12
18.6	Rule 16b-3	12

§ 1.

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of BioScrip, Inc. (the “Company”), a Delaware corporation, by authorizing the Committee to grant Awards to Key Employees and Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee and Director to work to increase the value of Stock and (3) to provide each Key Employee and Director with a stake in the future of the Company which corresponds to the stake of each of the Company’s stockholders.

§ 2.

DEFINITIONS

2.1 Affiliate — means any organization (other than a Subsidiary) that would be treated as under common control with the Company under § 414(c) of the Code if “50 percent” were substituted for “80 percent” in the income tax regulations under § 414(c) of the Code.

2.2 Award — means any Option, Stock Appreciation Right, Restricted Stock Unit, Stock Grant or Performance Unit made pursuant to the provisions of the Plan.

2.3 Award Agreement — means any Option Certificate, Restricted Stock Unit Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

2.4 Board — means the Board of Directors of the Company.

2.5 Change in Control — means unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b) Any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Affiliate or Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of or group of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person or group;

(c) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

1

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.6 Code — means the Internal Revenue Code of 1986, as amended.

2.7 Committee — means the Management Development & Compensation Committee, or such other committee appointed by the Board, which shall have at least 2 members, each of whom shall come within the definition of a “non-employee director” under Rule 16b-3 and an “outside director” under § 162(m) of the Code.

2.8 Director — means a non-employee member of the Board.

2.9 Ending Value — means, a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment.

2.10 Fair Market Value — means (1) the closing price on any date for a share of Stock on the principal securities exchange on which the Stock is traded or listed or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with clause (1) for the immediately preceding business day, or, if the Stock is not traded or listed on any securities exchange, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

2.11 ISO — means an Option which is intended to satisfy the requirements of § 422 of the Code.

2.12 Key Employee — means an employee of the Company or any Subsidiary or Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of the Company.

2.13 1933 Act — means the Securities Act of 1933, as amended.

2.14 1934 Act — means the Securities Exchange Act of 1934, as amended.

2.15 Non-ISO — means an Option which is not intended to satisfy the requirements of § 422 of the Code.

2.16 Option — means an option to purchase Stock which is granted under § 7.

2.17 Option Certificate — means the written certificate which sets forth the terms and conditions of an Option granted under this Plan.

2.18 Option Price — means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.19 Parent — means any corporation which is a parent corporation (within the meaning of § 424(e) of the Code) of the Company.

2.20 Performance Goal — means a performance goal described in § 11.3.

2.21 Performance Period — means a performance period as described in § 11.4.

2.22 Performance Unit — means an Award granted under § 11.

2

2.23 Plan — means this BioScrip, Inc. 2008 Equity Incentive Plan as adopted by the Board and as amended from time to time thereafter.

2.24 Prior Plan — means the Company’s 2001 Incentive Stock Plan.

2.25 Restricted Stock Unit — means an Award granted under Section 9.

2.26 Restricted Stock Unit Certificate — means the written certificate which sets forth the terms and conditions of a Restricted Stock Unit.

2.27 Rule 16b-3 — means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.28 SAR Value — means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under § 8.

2.29 Stock — means the common stock, $.0001 par value per share, of the Company.

2.30 Stock Appreciation Right — means a right to receive the appreciation in a share of Stock which is granted under § 8.

2.31 Stock Appreciation Right Certificate — means the written certificate which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Key Employee as part of an Option.

2.32 Stock Grant — means Stock granted under § 10.

2.33 Stock Grant Certificate — means the written certificate which sets forth the terms and conditions of a Stock Grant.

2.34 Subsidiary — means a corporation which is a subsidiary corporation (within the meaning of § 424(f) of the Code) of the Company.

2.35 Substitute Awards — Awards granted or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or Subsidiary or with which the Company or any Affiliate or Subsidiary combines.

2.36 Ten Percent Shareholder — means a person who owns (after taking into account the attribution rules of § 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

§ 3.

SHARES RESERVED UNDER PLAN

3.1 Number of Shares   (a) Subject to adjustment as provided in Section 15, a total of 9,355,000 shares of Stock shall be authorized for issuance under the Plan (which number shall include the 6,855,000 shares of Stock previously authorized for issuance under the Plan), all of which may be subject to ISOs, less one (1) share of Stock for every one (1) share of Stock that was subject to an Option or Stock Appreciation Right granted after December 31, 2007 under the Prior Plan and one and 53/100 (1.53) shares of Stock for every one (1) share of Stock that was subject to an Award other than an Option or Stock Appreciation Right granted after December 31, 2007 under the Prior Plan. In no event may more than 800,000 shares of Stock in the aggregate be subject to Awards granted to Directors. Any shares of Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) share of Stock for every one (1) share of Stock issued. Any shares of Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and 53/100 (1.53) shares of Stock for every one (1) share of Stock issued.

(b) If any shares of Stock subject to an Award, or after December 31, 2007 an award under the Prior Plan, are forfeited or expire, or any Award, or after December 31, 2007 an award under the Prior Plan, is settled for cash (in whole or in part), the shares of Stock subject to such Award or such award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock authorized for issuance under paragraph (a) of this Section: (i) shares of Stock tendered by the Key Employee or Director or withheld by the Company in payment of the purchase price of an Option, (ii) shares of Stock tendered by the Key Employee or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.

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(c) Substitute Awards shall not reduce the shares of Stock authorized for issuance under the Plan or authorized for grant to a Participant under Section 6. Additionally, in the event that a company acquired by the Company or any Affiliate or Subsidiary or with which the Company or any Affiliate or Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for issuance pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company, an Affiliate or a Subsidiary prior to such acquisition or combination.

(d) Any shares of Stock that again become available for issuance pursuant to this Article shall be added back as one (1) share of Stock if such shares of Stock were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one and 53/100 (1.53) shares of Stock if such shares of Stock were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.

3.2. Character of Shares  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

§ 4.

EFFECTIVE DATE

The effective date of this Plan shall be the date of its approval by the shareholders of the Company at a duly called meeting.

§ 5.

COMMITTEE

§ 5.1 Committee Powers.  This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Key Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of shares of Stock to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Stock or other property; (vi) determine whether, to what extent, and under what circumstances cash, shares of Stock, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Key Employee or Director; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have dividend equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

§ 5.2  Committee Decisions and Meetings.  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Affiliate or Subsidiary, and any Participant employed by any of the foregoing. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Board.

§ 5.3.  Delegation.  To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal securities exchange on which the Stock is traded or listed, the Committee may delegate, by means of an express resolution that sets forth the requirements and limitations relating to the delegation and the procedures to be followed to grant any Awards, to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Key Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Key Employees who are not Directors or executive officers of the Company.

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§ 6.

ELIGIBILITY AND ANNUAL GRANT CAPS

Only Key Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. No Key Employee in any calendar year shall be granted (subject to adjustment under § 15) (i) Options to purchase more than 500,000 shares of Stock, (ii) more than 500,000 Stock Appreciation Rights based on the appreciation with respect to shares of Stock, and (iii) Stock Grants and Restricted Stock Units that are intended to comply with the requirements of Section 162(m) of the Code representing more than 350,000 shares of Stock.

§ 7.

OPTIONS

7.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and Directors under this Plan from time to time to purchase shares of Stock. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

7.2 $100,000 Limit.  No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this § 7.2 in accordance with § 422(d) of the Code, and the Committee shall treat this § 7.2 as in effect only for those periods for which § 422(d) of the Code is in effect.

7.3 Option Price.  The Option Price for each share of Stock subject to an Option (other than with respect to a Substitute Award) shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. Except for adjustments under § 15, without the approval of the Company’s stockholders the Option Price shall not be reduced after the Option is granted, an Option may not be cancelled in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award), and no other action may be with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Stock is traded.

7.4 Payment.  The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid (i) through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock, (ii) with the consent of the Committee, by withholding Stock otherwise issuable in connection with the exercise of the Option, and (iii) through any other method specified in an Award agreement. Any payment made in Stock (including withholding of Stock) shall be treated as equal to the Fair Market Value of such Stock on the exercise date.

7.5 Exercise Period.  Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but in no event may an Option granted to an employees of the Company or any Subsidiary be exercisable before the expiration of one year from the date the Option is granted (but may become exercisable pro rata over such time), except for Substitute Awards, under circumstances contemplated by Article 16, as may be set forth in an Award Agreement with respect to the retirement, death or disability of a Participant or special circumstances determined by the Committee. No Option Certificate shall make an Option exercisable on or after the earlier of

(1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

(2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service of a Director has terminated for any reason whatsoever, including death or disability.

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7.6 Reload Option Grants Prohibited.  The Committee may not, as part of the grant of an Option, provide in the related Option Certificate for “reload” Option grants (i.e., the automatic grant of an additional Option to pay all or a part of the Option Price or using Stock to satisfy all or a part of any related tax withholding requirement).

§ 8.

STOCK APPRECIATION RIGHTS

8.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Key Employees and Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

8.2 Terms and Conditions.

(a) Stock Appreciation Right Certificate.  If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. Except for adjustments under § 15, without the approval of the Company’s stockholders the SAR Value shall not be reduced after the Stock Appreciation Right is granted, a Stock Appreciation Right may not be cancelled in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award), and no other action may be taken with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Stock is traded. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but in no event may a Stock Appreciation Right granted to an employee of the Company or any Subsidiary be exercisable before the expiration of one year from the date the Stock Appreciation Right is granted (but may become exercisable pro rata over such time), except for Substitute Awards, under circumstances contemplated by Article 16 or as may be set forth in an Award Agreement with respect to the retirement, death or disability of the Key Employee or Director or (ii) special circumstances determined by the Committee (such as the achievement of performance objectives). No Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b) Option Certificate.  If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock on which the Key Employee’s or Director’s right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee’s or Director’s right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee’s or Director’s right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

8.3 Exercise.  A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this § 8.3.

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§ 9.

RESTRICTED STOCK UNITS

9.1 Committee Action.  The Committee acting in its absolute discretion shall have the right from time to time to grant to Key Employees and Directors under this Plan Restricted Stock Units, the value of each of which corresponds to the Fair Market Value of a share of Stock. Each Restricted Stock Unit grant shall be evidenced by a Restricted Stock Unit Certificate that shall set forth the number of Restricted Stock Units granted to the Key Employee or Director, the vesting schedule applicable to such Restricted Stock Units and such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. Restricted Stock Units subject solely to continued service with the Company or a Subsidiary shall not become vested over a period of less than (i) three (3) years from the date of grant (but permitting pro rata vesting over such period) for grants to Key Employees and (ii) one (1) year from the date of grant (but permitting pro rata vesting over such period) for grants to Directors; provided that such restrictions shall not be applicable to grants not in excess of 10% of the initial number of shares available for grants of Restricted Stock Units under Section 3.1(a). Restricted Stock Unit subject to the achievement of performance objectives shall not become vested over a period of less than one (1) year.

9.2 No Adjustment for Cash Dividends.  Except for dividend equivalent adjustments made by the Committee for stock dividends in accordance with § 15.1, there shall be no adjustment to Restricted Stock Units for dividends paid by the Company.

9.3 Payment for Restricted Stock Units.  Unless a Key Employee or Director has made a deferral election in accordance with § 9.4, a Key Employee or Director shall receive upon the vesting of a Restricted Stock Unit payment from the Company in Stock issued under this Plan, and the number of shares of Stock issued to the Key Employee or Director shall be equal to the number of Restricted Stock Units that have at such time become vested. At the time a Key Employee or Director receives shares of stock equal in number to such Key Employee’s or Director’s vested Restricted Stock Units, such vested Restricted Stock Units shall automatically be cancelled and shall give the Key Employee or Director no further rights to payment of any kind.

9.4 Deferrals.  The Committee, in its absolute discretion, may permit a Key Employee or Director to elect to defer such Key Employee’s or Director’s receipt of the delivery of shares of Stock that would otherwise be due to such Key Employee or Director by virtue of the vesting of a Restricted Stock Unit; provided such deferral election is made in accordance with the requirements of Section 409A of the Code. If any such deferral election is permitted by the Committee, the Committee shall, in its absolute discretion, establish additional rules and procedures for such payment deferrals. However, notwithstanding the preceding provisions of this Section and notwithstanding any other provision of this Plan to the contrary, the Committee shall not, (1) in establishing the terms and provisions of any grant of Restricted Stock Units, or (2) in exercising its powers under this § 9.4, create any arrangement which would constitute an employee pension benefit plan as defined in § 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees (within the meaning of ERISA §§ 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6)).

9.5 Performance-Based Vesting.  Notwithstanding anything contained in Section 9.1 hereof, the Committee may, at the time of grant of Restricted Stock Units to Key Employees, prescribe that vesting of all or any the Restricted Stock Units shall be subject to the achievement of one or more performance objectives, including the Performance Goals set forth in § 11.3.

§ 10.

STOCK GRANTS

10.1 Committee Action.  The Committee acting in its absolute discretion shall have the right to make Stock Grants to Key Employees and Directors. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Employee’s or Director’s interest in any Stock which has been issued will become non-forfeitable.

10.2 Conditions.

(a) Conditions to Issuance of Stock.  The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under § 10.2(b) for the related Stock Grant.

(b) Forfeiture Conditions.  The Committee acting in its absolute discretion may make Stock issued in the name of a Key Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or Director in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Stock Grant Certificate may not provide for vesting of the Stock Grant subject solely to continued service with the Company or a Subsidiary over a period of less than three (3) years from the date of grant (which may be pro rata over such period) for grants to Key Employees and (ii) one (1) year from the date of grant (but permitting pro rata vesting over such period) for grants to Directors; provided that such restrictions shall not be applicable to Stock Grants not in excess of 10% of the initial number of shares available for Stock Grants under Section 3. Stock Grants subject to the achievement of performance conditions shall not become vested over a period of less than one (1) year. A Key Employee’s or Director’s non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition.

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10.3 Dividends and Voting Rights.  If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee’s or Director’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Employee or Director except as otherwise be provided in the Award agreement. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Key Employee’s or Director’s interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. In no event shall any cash dividends or dividend equivalents be paid with respect to an Award of Restricted Stock Unit, Stock Grant or Performance Unit until such Award is vested and non-forfeitable, it being understood that dividends or dividend equivalents may be credited with respect to such Award, with payment subject to such Award actually vesting (if any). The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee or Director also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

10.4 Satisfaction of Forfeiture Conditions.  A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Employee’s or Director’s interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter.

10.5 Performance-Based Vesting.  The Committee may, at the time a Stock Grant is made, prescribe that vesting of all or any portion of the shares subject to the Stock Grant shall be subject to the achievement of one or more performance conditions, including the Performance Goals set forth in § 11.3.

§ 11.

PERFORMANCE UNITS

11.1 Committee Action.  The Committee (acting in its sole discretion) may from time to time grant Performance Units to Key Employees under the Plan representing the right to receive in cash an amount determined by reference to certain performance measurements, subject to such restrictions, conditions and other terms as the Committee may determine.

11.2 Conditions.  The written agreement covering Performance Units shall specify Performance Goals (as defined in § 11.3), a Performance Period (as defined in § 11.4)) and an Ending Value. Performance Units granted to a Key Employee shall be credited to a bookkeeping account established and maintained for such Key Employee.

11.3 Performance Goals.  With respect to each award of Performance Units, the Committee (acting in its sole discretion) shall specify as Performance Goals the corporate, division, segment, business unit, and/or individual performance goals which must be satisfied in order for the Key Employee to be entitled to payment to such Performance Units. Performance Goals for an Award of Performance Units that is intended to satisfy the requirements of Section 162(m) of the Code shall be based on achieving specified levels of one or any combination of the following with respect to the Company on a consolidated basis, by division, segment, and/or business unit: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization or earnings before interest, taxes, depreciation, amortization and option expense); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; specific and objectively determinable regulatory achievements; and implementation, completion or attainment of specific and objectively determinable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. The Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may express any goal in alternatives, such as including or excluding (a) any acquisitions or dispositions, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

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11.4 Performance Period.  The Committee (acting in its sole discretion) shall determine the Performance Period, which shall be the period of time during which the Performance Goals must be satisfied in order for the Key Employee to be entitled to payment of Performance Units granted to such Key Employee. Different Performance Periods may be established for different Performance Units. Performance Periods may run consecutively or concurrently.

11.5 Payment for Performance Units.  As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Goals for the Performance Period have been achieved. As soon as reasonably practicable after such determination, or at such later date or in such installments as the Committee shall determine at the time of grant, the Company shall pay to the Key Employee an amount in cash equal to the Ending Value of each Performance Unit as to which the Performance Goals have been satisfied; provided, however, that in no event shall a Key Employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

§ 12.

NON-TRANSFERABILITY

Except as provided below, no Award shall be transferable by a Key Employee or Director other than by will or by the laws of descent and distribution. Any Option or Stock Appreciation Right shall (absent the Committee’s consent) be exercisable during a Key Employee’s or Director’s lifetime only by the Key Employee or Director. To the extent and under such terms and conditions as determined by the Committee, a Key Employee or Director may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Key Employee’s or Director’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Key Employee or Director or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Key Employee or Director or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Key Employee or Director shall remain bound by the terms and conditions of the Plan. The person or persons to whom an Award is transferred by will or by the laws of descent and distribution (or with the Committee’s consent) thereafter shall be treated as the Key Employee or Director with respect to such Award.

§ 13.

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by Company, shall deliver to Company a written statement satisfactory to Company to that effect. Furthermore, if so requested by the Company, the Key Employee or Director shall make a written representation to Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable federal or state securities law or he or she shall have furnished to Company an opinion in form and substance satisfactory to Company or its legal counsel satisfactory to Company that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option, Stock Appreciation Right or Restricted Stock Unit or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

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§ 14.

LIFE OF PLAN

No Award shall be made under this Plan on or after the earlier of

(1) the tenth anniversary of the effective date of this Plan (as determined under § 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable, all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, all Restricted Stock Units have vested and all Performance Periods have ended, or

(2) the date on which all of the Stock reserved under § 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan the satisfaction of the forfeiture conditions, if any, on Stock Grants, or the payment of shares upon the vesting of Restricted Stock Units) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

§ 15.

ADJUSTMENT

15.1 Capital Structure.  The number, kind or class (or any combination thereof) of shares of Stock reserved under § 3, the annual grant caps described in § 6, the number, kind or class (or any combination thereof) of shares of Stock subject to Options, Restricted Stock Units or Stock Appreciation Rights granted under this Plan, the Option Price of such Options, the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.

15.2 Mergers.  The Committee as part of any corporate transaction described in § 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with § 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under § 3 and the annual grant caps described in § 6. Furthermore, the Committee as part of any corporate transaction described in § 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with § 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option, Restricted Stock Unit and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option Stock Appreciation Right and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with § 424(a) of the Code and without regard to the annual grant caps described in § 6 of this Plan) to make any Stock Grants and Option Stock Appreciation Right and Restricted Stock Unit grants to effect the assumption of, or the substitution for, stock grants and option, restricted stock unit and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option, restricted stock unit and stock appreciation right grants.

15.3 Fractional Shares.  If any adjustment under this § 15 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, Restricted Stock Unit or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this § 15 by the Committee shall be conclusive and binding on all affected persons.

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§ 16.

CHANGE IN CONTROL

16.1 Assumption or Substitution of Certain Awards.  Unless otherwise provided in an Award Agreement, in the event of a Change in Control in which the successor company assumes or substitutes for an Option, Restricted Stock Unit, Stock Appreciation Right, or Stock Grant, if a Key Employee’s employment with such successor company (or a subsidiary thereof) terminates under the circumstances specified in the Award Agreement within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), and (ii) restrictions, limitations and other conditions applicable to Restricted Stock Units and Stock Grants shall lapse and the Restricted Stock Units and Stock Grants shall become free of all restrictions and limitations and become fully vested. For the purposes of this Section 11.2, an Option, Restricted Stock Unit, Stock Appreciation Right, Award or Stock Grant shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Stock subject to the Option, Restricted Stock Unit, Stock Appreciation Right, or Stock Grant immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Stock for each share of Stock held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Restricted Stock Unit, Stock Appreciation Right or Stock Grant, for each share of Stock subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

16.2 Non-Assumption or Substitution of Certain Awards.  Unless otherwise provided in an Award Agreement in the event of a Change in Control, to the extent the successor company does not assume or substitute for an Option, Restricted Stock Unit, Stock Appreciation Right, or Stock Grant: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions and deferral limitations on Restricted Stock Units and Stock Grants that are not assumed or substituted for shall lapse and the Restricted Stock Units and Stock Grants shall become free of all restrictions and limitations and become fully vested.

16.3 Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control: (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one share of Stock as of the date of the Change in Control is less than the Option Price or SAR Value, and (ii) all Performance Units shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restriction shall lapse and such Performance Units shall be immediately settled or distributed.

16.4 Termination of Certain Awards.  The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Key Employee or Director, and/or that each Key Employee or Director shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such share immediately prior to the occurrence of such Change in Control over the Option Price of such Option and the SAR Value of such Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

§ 17.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment shall be made absent the approval of the stockholders of the Company to the extent such approval is required under applicable law or exchange rule and (2) no amendment shall be made to § 16 on or after any date described in § 16 which might adversely affect any rights which otherwise vest on such date. The Board also may suspend granting Awards under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Award made before such suspension or termination unless (x) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (y) there is a dissolution or liquidation of the Company or a transaction described in § 15 or § 16.

§ 18.

MISCELLANEOUS

18.1 Stockholder Rights.  No Key Employee or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option or a Restricted Stock Unit or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option, Restricted Stock Unit or Stock Appreciation Right to such Key Employee or Director. Subject to § 10.3, a Key Employee’s or Director’s rights as a stockholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

11

18.2 No Contract of Employment or Service.  The grant of an Award to a Key Employee or Director under this Plan shall not constitute a contract of employment or service and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Restricted Stock Unit Certificate, Stock Appreciation Right Certificate, Stock Grant Certificate, or Performance Unit agreement.

18.3 Withholding.  Each Option, Stock Appreciation Right, Restricted Stock Unit, Performance Unit and Stock Grant, shall be made subject to the condition that the Key Employee consents to whatever action the Committee directs to satisfy the statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right, the payment of shares upon the vesting of such Restricted Stock Unit, the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Key Employee, or to the payment for the Performance Units. The Committee also shall have the right to provide in an Award agreement that a Key Employee may elect to satisfy such statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding through a reduction in shares of Stock shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements, unless it will not trigger a negative accounting impact.

18.4 Construction.  All references to sections (§) are to sections (§) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in § 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

18.5 Other Conditions.  Each Award may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right, the payment of shares upon the vesting of a Restricted Stock Unit or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Award or provides for the repurchase of such Stock by the Company.

18.6 Rule 16b-3.  The Committee shall have the right to amend any Award to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

IN WITNESS WHEREOF, BioScrip, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

BIOSCRIP, INC.

By:

Date:

12

Appendix B

BIOSCRIP, INC.

CHARTER OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

1.	PURPOSE

The purpose of the Management Development and Compensation Committee of the Board of Directors (the “Committee”) of BioScrip, Inc., on behalf of itself and each of its subsidiaries (collectively, the “Company”) shall be to:

•	provide oversight of the Company’s compensation policies, plans and benefits programs and assess whether they establish appropriate incentives, taking into consideration among other things management’s evaluation of the past performance and projected future performance of the Company;

•	through the authority delegated to it by the Board of Directors (the “Board”), act to (i) oversee the compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (ii) oversee the compensation of the Company’s non-employee directors and (iii) approve and evaluate the executive officer compensation plans, policies and benefit programs of the Company;

•	determine those positions which shall be deemed “executive officers” of the Company from time to time;

•	oversee the design of the Company’s overall compensation strategy and policies, including equity-based compensation plans; and

•	assure that adequate management development programs and activities are created and implemented to provide a succession plan for executive officers and other significant positions within the Company.

The compensation programs for the Company’s executive officers shall be designed to attract, motivate and retain talented executives responsible for the success of the Company and shall be determined within a competitive framework and based on the achievement of the Company’s overall financial results, individual contributions and a compensation philosophy of “pay for performance.”

In furtherance of these purposes, the Committee will undertake those duties and responsibilities as are enumerated in and consistent with this Charter.

2.	MEMBERSHIP AND ORGANIZATION

Composition. The Company’s Committee members shall be appointed by, and shall serve at the discretion of the Company’s Board of Directors. The Committee shall consist of no fewer than three (3) members of the Board. The Board may designate one member of the Committee as its chair. Unless otherwise determined by the Board under exception or limited circumstances in accordance with the rules of the Nasdaq Stock Market LLC (“NASDAQ”), members of the Committee must meet the following criteria:

•	the independence requirements of NASDAQ Rules;

•	the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act; and

•	the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Meetings. The Committee will meet as often as may be deemed necessary or appropriate in its judgment, but in no event shall the Committee convene fewer than three times per year. The Committee may meet either in person or telephonically, and at such times and places as the Committee determines. No executive officer, including the CEO may be present at meetings during voting or deliberations regarding the compensation of that executive officer.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Company’s Board of Directors.

3.	RESPONSIBILITIES AND DUTIES

The following duties and responsibilities of the Committee are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as it deems appropriate under the circumstances to the extent permitted by applicable law or the NASDAQ rules:

•	The Committee shall from time to time but no less often than annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) any employment agreement, severance arrangement, a change in control agreement/provision, (e) any signing bonus or payment of relocation costs, and (f) any other perquisites, benefits, compensation or arrangements, including financial planning services, club memberships and automobile allowances. An important objective of the committee shall be to align the financial interests of executive officers with those of the Company’s stockholders by providing appropriate equity-based, long-term incentives.

•	Specifically with respect to the CEO, the Committee shall review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO’s performance in light thereof, and consider identified and other factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals.

•	The Committee shall oversee the compensation of the Company’s non-employee directors.

•	The Committee shall oversee the design of the Company’s equity-based compensation plans.

•	The Committee shall review the Company’s bonus plan objectives to ensure incentive payments reward the achievement of appropriate individual, departmental and/or corporate performance goals, as it deems appropriate and are in the Company’s and its stockholders best interests.

•	The Committee shall adopt, amend and oversee the Company’s compensation, benefits plans and perquisites programs.

•	The Committee shall evaluate on a periodic basis the competitiveness of (i) the compensation of the CEO and the executive officers of the Company, (ii) the compensation of the Company’s non-employee directors and (iii) the Company’s overall compensation plans.

•	The Committee shall formulate, monitor and review from time to time the Company’s overall compensation for the Company’s non-employee directors.

•	The Committee may delegate authority to one or more directors or to members of management, as it deems appropriate.

•	The Committee shall make regular reports to the full Board on the actions and recommendations of the Committee.

•	The Committee shall review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board of Directors for approval.

•	The Committee shall oversee the Company’s management development and succession plans and initiatives, including the training and development of management and other personnel, assessing management candidate readiness to ensure that the Company has sufficient management depth to support its business and operations, growth and the talent needed to execute long-term strategies even in the event one or more members of senior management retire or leave the Company.

•	In connection with effectuating the purposes of this Charter, and in its sole discretion, the Committee may, and shall be responsible for hiring, selecting and oversight of outside consultants and may consult with the Human Resources and Legal Departments when appropriate to assist in the evaluation of executive officer and/or director compensation as well as management development and succession planning and may approve the consultant’s fees and other retention terms. The Committee may also, in its sole discretion, obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee shall assess the independence of any such consultant, counsel or other advisor in accordance with federal securities rules and regulations and the rules of NASDAQ, taking into consideration the six factors specified in Rule 10C-1(b)(4) promulgated under Section 10C of the Exchange Act. The Company shall provide necessary funding, as determined by the Committee, for any such consultant, counsel, or other advisor.

•	The Committee shall review and be satisfied with management’s Compensation Discussion and Analysis disclosure that is included in the Company’s proxy statement and discuss with management any issues or questions that arise from that review.

•	The Committee shall produce a report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the U.S. Securities and Exchange Commission and any other applicable rules and regulations.

•	The Committee shall oversee management’s design and implementation of processes to evaluate risks arising from the Company’s compensation programs.

Adopted August 7, 2012

Revised March 6, 2014

BIOSCRIP, INC.
100 CLEARBROOK RD.
ELMSFORD, NY 10523

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Richard M. Smith
02 Charlotte W. Collins
03 Samuel P. Frieder
04 Myron Z. Holubiak
05 David R. Hubers
06 Yon Y. Jorden
07 Tricia H. Nguyen
08 Richard L. Robbins
09 Stuart A. Samuels
10 Gordon H. Woodward

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000203561_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K is/ are available at www.proxyvote.com .

BIOSCRIP, INC.
Annual Meeting of Stockholders
May 8, 2014

This proxy is solicited on behalf of the Board of Directors of BioScrip, Inc.

The stockholder(s) hereby appoint(s) Richard M. Smith and Kimberlee C. Seah, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BIOSCRIP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, local time, on May 8, 2014, at the Sheraton Tarrytown Hotel, 600 White Plains Road, Tarrytown, New York 10591, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made BUT THIS PROXY IS PROPERLY EXECUTED BY THE STOCKHOLDER, this proxy will be voted in accordance with the Board of Directors' recommendations set forth herein. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on reverse side

0000203561_2 R1.0.0.51160